As filed with the Securities and Exchange Commission on June 7, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2012

Annual Report

Large Cap Equity Portfolio

Mid Cap Equity Portfolio

Small/Mid Cap Equity Portfolio

Balanced Portfolio

Intermediate Fixed Income Portfolio

High Yield Portfolio

RAINIER FUNDS    March 31, 2012

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

P / 1

This page is intentionally left blank.

P / 2

Letter to Shareholders

Dear Shareholders,

As President and Chief Executive Officer of the Rainier Investment Management Mutual Funds (“Rainer Funds”, “Portfolios” or “Funds”), I would like to express our appreciation for your valued investment in the Rainier Funds. If you are a new shareholder, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2012. You will see commentaries for each of the Portfolios of the Rainier Funds, which cover the 12 months ending March 31, 2012, followed by investment total returns. This Report also contains financial statements detailing the expenses and holding of the Funds. Finally, this Annual Report contains an Independent Auditors’ Report written by Deloitte & Touche LLP.

The past twelve months have provided a number of significant macro-economic challenges for the financial markets. The Rainier Small/Mid Cap Equity Portfolio outperformed its primary benchmark, the Russell 2500 Index,while the Large Cap Equity, Mid Cap, Balanced and Intermediate Fixed Income Portfolios lagged for the trailing 12-month period.

While equity markets were characterized by a narrow and defensive leadership of stocks in 2011, investors have pivoted from one extreme to a more offensive mindset as we move through 2012. Despite this change in sentiment, we remain committed to our goal of implementing high-quality equity and fixed income strategies for our clients—a position we have maintained since the inception of our Portfolios. Our primary objective continues to be our search for quality growth companies with competitive advantages, financial strength and reasonable valuations. We believe these characteristics are exemplified by the companies in which our Portfolios are invested, and the Funds are well positioned for the shifting market environment.

Thank you again for your trust and confidence in Rainier and investment in the Rainier Funds.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

P / 3

Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $16.4 billion of discretionary assets.

EQUITY MARKET COMMENTS

Equity markets moved from one extreme to another over the one-year period ending March 31, 2012. Investors began the period wresting with European sovereign debt fears and emerging world growth deceleration, exacerbated by political gridlock in Washington and the S&P credit downgrade of U.S. sovereign debt. However, as consistently positive economic news began to flow over the second half of the year, investors pivoted from a defensive to an offensive mindset as U.S markets rebounded.

It is clear that the U.S economy is doing better, but economic growth is moderate rather than robust. The outlook for Europe is mixed—some countries, such as Spain, have slipped back into recession. This, together with prevailing low interest rates, drove pundits to emphasize mega-cap and high dividend yield stocks as 2011 came to a close. Yet those companies have been laggards in 2012, as investors have become more comfortable with broadening their exposure within the equity market. The utility sector, which offers the highest dividend yield but lowest growth of all the sectors, led the market in 2011 but had the weakest returns in the first quarter of this calendar year.

Our goal has been to maintain our investment approach regardless of investor sentiment, recognizing that market extremes, either euphoric or hopeless, often present the best moments of investment opportunity. Over the last year, we have reduced our holdings in energy, materials and producer durables companies—shifting our emphasis in the Portfolios toward consumer stocks. The estimated year-ahead growth characteristics of our Portfolios have remained well above the market average and we continue to believe there is attractive upside potential for stocks in 2012.

P / 4

FIXED INCOME MARKET COMMENTS

The fixed income market for the one-year period ending March 31, 2012 can be summarized as “the year dominated by Europe.” For the majority of the year, the continuation of the European sovereign debt crisis overwhelmed signs of domestic optimism and cast a shadow over the outlook for economic growth globally. Both the European Central Bank (“ECB”) and the Federal Reserve took measures to combat the potential impacts the situation could have on the global financial system. The ECB cut its main interest rate to 1% and extended its Long-Term Refinancing Operations to three years. Additionally, the Federal Reserve reduced the rate it charges on U.S. dollar swap lines with other foreign central banks, increasing access to dollars and minimizing pressure on foreign banks to sell U.S.-based assets to raise cash. By the latter half of the year, the global debt market had begun to feel the benefit of these preemptive actions, coupled with the improving economic performance in the U.S. and the European Union agreeing to a second bailout package for Greece.

Although everything seems to be on track, there are significant market-moving events on the horizon. Not only is 2012 an election year in a highly partisan political environment, but the debt ceiling will need to be addressed again, and the Bush tax cuts and payroll cut are scheduled to expire this year. Additionally, the Federal Reserve’s Maturity Extension Program and Reinvestment Policy—also known as Operation Twist, which is intended to lower longer-term interest rates—is scheduled to end in June.

Given the environment, corporate management teams continue to be relatively conservative, maintaining healthy balance sheets with conservative levels of debt. The combined effect of the Federal Reserve continuing to support the economy, easy monetary policy and the potential for additional constructive actions, lead us to expect the economy to continue its current path of modest growth and support corporate bond performance.

See page 69 for index descriptions.	P / 5

PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio

COMMENTARY:

The Rainier Large Cap Equity Portfolio lagged the primary benchmark, rising 3.67% for the one-year period ended March 31, 2012, compared to the 8.54% for the S&P 500 Index. In general, our stock selections were the opposite of what was favored by the market—namely mega-capitalization stocks with high dividend yields. Producer durables shares were the largest detractors for the year while financial services stocks added the most to relative performance. In consumer staples, Monster Beverage Corp. was the Portfolio’s largest contributor, up over 105% as the company continued to see increasing demand for its products internationally.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity - Original Shares	3.67%	19.47%	1.09%	3.81%	9.05%
Large Cap Equity - Institutional Shares+	3.91	19.77	1.34	4.07	9.21
S&P 500 Index	8.54	23.42	2.01	4.12	8.68
Russell 1000 Growth Index	11.02	25.28	5.10	4.28	8.08
Consumer Price Index	2.65	2.55	2.24	2.52	2.50

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.15% and for Institutional Shares is 0.90% as of 3/31/11, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 69 for index descriptions.

P / 6

PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

COMMENTARY:

The Rainier Mid Cap Equity Portfolio posted returns of 2.76% for the one-year period ended March 31, 2012, compared to 3.31% for the Russell Midcap Index. The most significant outperformance came from consumer discretionary companies, led by nutrition retailer GNC Holdings Inc., which reported earnings, revenue and sales trends above expectations. In retail, Macy’s Inc. and Lululemon Athletica Inc. were strong contributors as each has significant international opportunities which should support earnings growth in 2012. Heath care stocks also performed well, with particularly strong returns from managed care company HealthSpring, Inc. after an announcement that Cigna would acquire the company at a 37% premium. Energy was the weakest performing sector for the full year, but saw improvement in late 2011 and better stock selection into 2012.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Mid Cap Equity - Original Shares	2.76%	25.79%	3.67%	–	7.09%
Mid Cap Equity - Institutional Shares	3.05	26.11	3.94	–	7.36
Russell Midcap Index	3.31	29.13	3.03	–	5.43
Russell Midcap Growth Index	4.43	29.16	4.44	–	5.84
Consumer Price Index	2.65	2.55	2.24	–	2.41

Inception date 12/27/05

Gross Expense Ratio for Original Shares is 1.30% and for Institutional Shares is 1.05% as of 3/31/11, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Earnings Growth is not a measure of the Fund’s future performance.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 69 for index descriptions.

P / 7

PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

COMMENTARY:

The Rainier Small/Mid Cap Equity Portfolio outperformed the Russell 2500, returning 3.53% for the one-year period ended March 31, 2012, compared to 1.33% for the Russell 2500 Index. The strongest relative returns came from consumer discretionary stocks as spending trends remained resilient. The top contributor to the Portfolio for the year was Select Comfort Corp., the air mattress maker and retailer. The technology sector also provided strong gains with several contributors, including semiconductor maker NetLogic Microsystems Inc., which was bought out by Broadcom at a 50% premium. With macroeconomic concerns at the forefront, sectors and companies tied more directly to overall economic health suffered the biggest declines, creating a performance headwind. In the materials sector, gold and silver producer AuRico Gold was the most significant detractor in the Portfolio, as precious metals stocks generally failed to keep up with the prices of their underlying commodities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity - Original Shares	3.53%	25.51%	1.30%	7.59%	11.18%
Small/Mid Cap Equity - Institutional Shares+	3.80	25.80	1.55	7.85	11.33
Russell 2500 Index	1.33	28.42	3.03	7.49	10.12
Russell 2500 Growth Index	2.70	29.86	4.90	6.99	8.21
Consumer Price Index	2.65	2.55	2.24	2.52	2.50

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.24% and for Institutional Shares is 0.99% as of 3/31/11, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 69 for index descriptions.

P / 8

PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

COMMENTARY:

The Rainier Balanced Portfolio rose 4.22% for the one-year period ended March 31, 2012, compared to 7.58% for the Balanced Index. Despite equity and fixed income markets posting modest positive returns, the Portfolio lagged the benchmark as a result of the market preference for mega-capitalization stocks with high dividend yields in 2011, which is not typically an area of emphasis for our investment discipline. Equity results were similar to those of the Large Cap Equity Portfolio, where producer durables detracted from relative performance. Performance of the fixed income portion was close to that of the Intermediate Fixed Income Portfolio. We believe the current environment continues to be supportive of corporate bond performance. The target asset mix of the Portfolio remains 60% in stocks, 35% in fixed income and 5% cash equivalents.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced - Original Shares	4.22%	14.60%	2.68%	4.41%	7.71%
Balanced - Institutional Shares+	4.63	14.95	2.95	4.68	7.86
Balanced Index	7.58	16.15	3.70	4.76	7.80
S&P 500 Index	8.54	23.42	2.01	4.12	8.68
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	6.09	5.88	5.67	5.29	6.07
Consumer Price Index	2.65	2.55	2.24	2.52	2.50

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.16% and for Institutional Shares is 0.91% as of 3/31/11, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 69 for index descriptions.

P / 9

PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

COMMENTARY:

The Portfolio return for the one-year period through March 31, 2012 was 5.83%, slightly lagging the Barclays Capital U.S. Intermediate Government/Credit Index, which returned 6.09%. Corporate bonds outperformed other fixed income asset classes as European sovereign debt worries eased and investors searched for higher yielding assets. Corporate management teams remain relatively conservative, maintaining healthy balance sheets with moderate levels of debt. With the Federal Reserve continuing to support the economy with easy monetary policy and the potential for additional actions, we expect the economy to continue on its current path of modest growth. This is supportive of corporate bond performance.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income	5.83%	6.71%	5.66%	5.03%	5.61%
Barclays Capital U.S. Intermediate Gov./Credit Bond Index	6.09	5.88	5.67	5.29	6.07
Citigroup 3-month Treasury Bill Index	0.05	0.11	1.12	1.81	3.21
Consumer Price Index	2.65	2.55	2.24	2.52	2.50

Inception date 5/10/94

Gross and Net Expense Ratios are 0.71% and 0.55%, respectively, as of 3/31/11, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 69 for index descriptions.

P / 10

PORTFOLIO INVESTMENT RETURNS

High Yield Portfolio

COMMENTARY:

The Rainier High Yield Portfolio outperformed the Bank of America Merrill Lynch U.S. High Yield Master II Index, returning 7.81% for the one-year period ended March 31, 2012, compared to 5.64% for the index. Given that interest rates are near their historic lows, investors are flocking to high yield to enhance potential fixed-income returns. Even with the strong performance over the last six months, we believe high yield remains attractive, especially if the economy continues its recent trend of fundamental improvement. With the backdrop of improving economic activity combined with historically fair compensation for taking high yield risk, we have a positive outlook for the asset class in 2012.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2012

	1 Year	3 Years	Since Inception*
High Yield Portfolio	7.81%	16.29%	16.29%
Bank of America Merrill Lynch U.S. High Yield Master II Index	5.64	23.78	23.78
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	6.23	20.08	20.08
Consumer Price Index	2.65	2.55	2.55

Inception date 3/31/09

Gross and Net Expense Ratios are 0.77% and 0.65%, (excludes Acquired Fund Fees and Expenses), respectively, as of 3/31/11, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12.

* Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Portfolio invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 69 for index descriptions.

P / 11

Fund Expenses

Rainier Funds

March 31, 2012 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/11 and held for the entire period from 10/1/11 to 3/31/12.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,247.10	$1,248.30	$1,019.05	$1,020.30
Expenses Paid during Period*	$6.69	$5.28	$6.01	$4.75

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

P / 12

MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,314.30	$1,316.30	$1,018.35	$1,019.60
Expenses Paid during Period*	$7.70	$6.25	$6.71	$5.45

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Original, 1.08% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,339.30	$1,340.80	$1,018.60	$1,019.85
Expenses Paid during Period*	$7.49	$6.03	$6.46	$5.20

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.28% for Original, 1.03% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

BALANCED PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,154.70	$1,157.80	$1,018.90	$1,020.15
Expenses Paid during Period*	$6.57	$5.23	$6.16	$4.90

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.22% for Original, 0.97% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

P / 13

Fund Expenses

Rainier Funds

March 31, 2012 (Unaudited) continued

INTERMEDIATE FIXED INCOME PORTFOLIO

Expenses Example

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,033.60	$1,022.25
Expenses Paid during Period*	$2.80	$2.78

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

HIGH YIELD PORTFOLIO

Expenses Example

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/11)	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,106.90	$1,021.75
Expenses Paid during Period*	$3.42	$3.29

*Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

P / 14

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Large Cap Equity Portfolio

Sector Representation as of March 31, 2012 (% of net assets)

COMMON STOCKS (112.4%)
	Shares	Value
CONSUMER DISCRETIONARY (13.3%)
Bed Bath & Beyond, Inc.*	109,500	$7,201,815
BorgWarner, Inc.*	125,290	10,566,959
Coach, Inc.	119,390	9,226,459
DIRECTV Cl. A*	167,400	8,259,516
Limited Brands, Inc.	212,110	10,181,280
Macy’s, Inc.	256,620	10,195,512
McDonald’s Corp.	95,310	9,349,911
NIKE, Inc. Cl. B	122,880	13,325,107
Nordstrom, Inc.	170,050	9,475,186
O’Reilly Automotive, Inc.*	87,360	7,980,336
priceline.com, Inc.*	10,280	7,375,900
Ralph Lauren Corp.	57,660	10,051,868
Starbucks Corp.	138,880	7,762,003
Total Consumer Discretionary		120,951,852

CONSUMER STAPLES (11.1%)
Church & Dwight Co., Inc.	96,300	4,736,997
Costco Wholesale Corp.	208,880	18,966,304
Kraft Foods, Inc.	590,840	22,457,829
Monster Beverage Corp.*	190,020	11,798,342
Philip Morris International, Inc.	165,230	14,641,030

	Shares	Value
The Coca-Cola Co.	249,860	$18,492,138
The Estee Lauder Companies, Inc. Cl. A	164,890	10,213,287
Total Consumer Staples		101,305,927

ENERGY (11.1%)
Anadarko Petroleum Corp.	132,950	10,415,303
Chevron Corp.	364,665	39,106,675
Denbury Resources, Inc.*	532,970	9,716,043
Ensco plc - ADR^	105,170	5,566,648
Noble Energy, Inc.	90,280	8,827,578
Pioneer Natural Resources Co.	111,110	12,398,765
Schlumberger Ltd.	215,500	15,069,915
Total Energy		101,100,927
FINANCIALS (14.4%)
American Express Co.	174,010	10,068,219
American Tower Corp.	252,300	15,899,946
Ameriprise Financial, Inc.	176,380	10,076,589
CBRE Group, Inc. Cl. A*	395,340	7,890,986
Fifth Third Bancorp	936,730	13,161,057
IntercontinentalExchange, Inc.*	58,890	8,092,664
Invesco Ltd.^	607,620	16,205,226
JPMorgan Chase & Co.	619,180	28,469,896

The accompanying notes are an integral part of these financial statements.

P / 15

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Large Cap Equity Portfolio

continued

	Shares	Value
MetLife, Inc.	171,910	$6,420,838
T. Rowe Price Group, Inc.	5,970	389,841
Wells Fargo & Co.	445,480	15,208,687
Total Financials		131,883,949

HEALTH CARE (13.9%)
Agilent Technologies, Inc.	124,980	5,562,860
Allergan, Inc.	155,955	14,882,786
Biogen Idec, Inc.*	101,550	12,792,254
Celgene Corp.*	195,485	15,153,997
Cerner Corp.*	111,800	8,514,688
Express Scripts, Inc.*	169,120	9,162,922
Hologic, Inc.*	223,620	4,819,011
Intuitive Surgical, Inc.*	14,560	7,887,880
McKesson Corp.	60,250	5,288,142
Merck & Co., Inc.	165,780	6,365,952
Novo Nordisk A/S - ADR^	43,500	6,033,885
Perrigo Co.	95,590	9,875,403
Shire plc - ADR^	88,550	8,390,112
The Cooper Cos., Inc.	146,430	11,964,795
Total Health Care		126,694,687

INDUSTRIALS (11.6%)
AMETEK, Inc.	142,410	6,908,309
BE Aerospace, Inc.*	179,400	8,336,718
CSX Corp.	311,640	6,706,493
Eaton Corp.	260,140	12,962,776
Expeditors International of Washington, Inc.	174,200	8,102,042
FedEx Corp.	128,800	11,844,448
Fluor Corp.	154,420	9,271,377
Gardner Denver, Inc.	54,060	3,406,861
Joy Global, Inc.	136,430	10,027,605
Precision Castparts Corp.	133,235	23,036,333
Verisk Analytics, Inc.*	113,860	5,348,004
Total Industrials		105,950,966

INFORMATION TECHNOLOGY (28.3%)
Accenture plc^	223,070	14,388,015
Altera Corp.	192,350	7,659,377

	Shares	Value
Apple, Inc.*	83,680	$50,163,650
Autodesk, Inc.*	220,750	9,342,140
Avago Technologies Ltd.	297,380	11,588,899
Check Point Software Technologies Ltd.*^	98,125	6,264,300
Cisco Systems, Inc.	639,800	13,531,770
Citrix Systems, Inc.*	76,120	6,006,629
eBay, Inc.*	254,410	9,385,185
EMC Corp.*	614,130	18,350,204
F5 Networks, Inc.*	37,840	5,106,886
Google, Inc. Cl. A*	28,535	18,297,783
Informatica Corp.*	169,880	8,986,652
Intuit, Inc.	184,190	11,075,345
JDS Uniphase Corp.*	421,280	6,104,347
MasterCard, Inc. Cl. A	21,650	9,104,691
QUALCOMM, Inc.	303,590	20,650,192
Rovi Corp.*	90,330	2,940,242
Teradata Corp.*	98,580	6,718,227
Trimble Navigation Ltd.*	104,810	5,703,760
Visa, Inc.	142,621	16,829,278
Total Information Technology		258,197,572

MATERIALS (6.1%)
Airgas, Inc.	61,440	5,466,317
E.I. du Pont de Nemours & Co.	225,430	11,925,247
Ecolab, Inc.	192,100	11,856,412
Monsanto Co.	174,790	13,941,251
Praxair, Inc.	69,460	7,962,894
Rock-Tenn Co.	58,690	3,965,096
Total Materials		55,117,217

UTILITIES (2.6%)
American Water Works Co., Inc.	87,490	2,977,285
ITC Holdings Corp.	103,500	7,963,290
NiSource, Inc.	312,000	7,597,200
The AES Corp.*	402,650	5,262,635
Total Utilities		23,800,410

TOTAL COMMON STOCKS
(cost $813,224,305)		$1,025,003,507

P / 16

SHORT-TERM INVESTMENTS (0.1%)
	Shares	Value
MONEY MARKET FUND (0.1%)
First American Treasury Obligations Fund 0.0000%**	732,304	$732,304
TOTAL SHORT-TERM INVESTMENTS
(cost $732,304)		$732,304

TOTAL INVESTMENTS (112.5%)
(cost $813,956,609)		$1,025,735,811

LIABILITIES IN EXCESS OF OTHER ASSETS (-12.5%)		(114,349,006)

TOTAL NET ASSETS (100.0%)		$911,386,805

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Mid Cap Equity Portfolio

Sector Representation as of March 31, 2012 (% of net assets)

COMMON STOCKS (98.7%)
	Shares	Value
CONSUMER DISCRETIONARY (16.5%)
BorgWarner, Inc.*	87,410	$7,372,159
Dick’s Sporting Goods, Inc.	99,680	4,792,615
Dollar General Corp.*	152,550	7,047,810
DSW, Inc.	31,860	1,744,972
Foot Locker, Inc.	526,020	16,332,921
Fossil, Inc.*	41,720	5,506,206
Group 1 Automotive, Inc.	144,380	8,109,824
Jarden Corp.	97,340	3,915,988
LKQ Corp.*	302,740	9,436,406
Lululemon Athletica, Inc.*	70,220	5,244,030
Macy’s, Inc.	171,200	6,801,776
Nordstrom, Inc.	220,880	12,307,434
O’Reilly Automotive, Inc.*	132,940	12,144,069
PVH Corp.	163,440	14,600,095
Ralph Lauren Corp.	23,710	4,133,364
Sally Beauty Holdings, Inc.*	372,770	9,244,696
Tesla Motors, Inc.*	158,560	5,904,774
Tractor Supply Co.	72,610	6,575,562
Under Armour, Inc. Cl. A*	52,300	4,916,200
Williams-Sonoma, Inc.	284,470	10,661,936
Total Consumer Discretionary		156,792,837

	Shares	Value
CONSUMER STAPLES (4.6%)
Beam, Inc.	145,420	$8,517,249
Church & Dwight Co., Inc.	154,800	7,614,612
Corn Products International, Inc.	199,900	11,524,235
GNC Holdings, Inc.	159,970	5,581,353
Monster Beverage Corp.*	62,630	3,888,697
Whole Foods Market, Inc.	72,940	6,068,608
Total Consumer Staples		43,194,754

ENERGY (10.0%)
Cameron International Corp.*	178,950	9,453,929
Denbury Resources, Inc.*	532,710	9,711,303
Energy XXI (Bermuda) Ltd.*^	427,100	15,422,581
Noble Energy, Inc.	122,430	11,971,205
Pioneer Natural Resources Co.	91,350	10,193,747
Plains Exploration & Production Co.*	454,780	19,396,367
Superior Energy Services, Inc.*	466,690	12,301,948
Weatherford International Ltd.*^	432,030	6,519,333
Total Energy		94,970,413

P / 18

	Shares	Value
FINANCIAL SERVICES (18.0%)
Affiliated Managers Group, Inc.*	62,980	$7,041,794
Alliance Data Systems Corp.*	97,780	12,316,369
American Tower Corp.	120,645	7,603,048
Ameriprise Financial, Inc.	193,900	11,077,507
CBRE Group, Inc. Cl. A*	724,610	14,463,216
East West Bancorp, Inc.	848,250	19,586,092
Fifth Third Bancorp	1,167,110	16,397,895
FleetCor Technologies, Inc.*	188,590	7,311,634
Intercontinental-Exchange, Inc.*	56,960	7,827,443
Invesco Ltd.^	665,330	17,744,351
Jones Lang LaSalle, Inc.	167,710	13,971,920
Raymond James Financial, Inc.	191,360	6,990,381
Signature Bank*	191,040	12,043,162
T. Rowe Price Group, Inc.	145,290	9,487,437
Wright Express Corp.*	105,130	6,805,065
Total Financial Services		170,667,314

HEALTH CARE (10.4%)
Alexion Pharmaceuticals, Inc.*	98,570	9,153,210
Amylin Pharmaceuticals, Inc.*	275,540	6,877,479
Cerner Corp.*	78,050	5,944,288
Cubist Pharmaceuticals, Inc.*	144,760	6,260,870
Edwards Lifesciences Corp.*	125,930	9,158,889
Express Scripts, Inc.*	98,580	5,341,065
HMS Holdings Corp.*	117,730	3,674,353
Hologic, Inc.*	187,710	4,045,150
Intuitive Surgical, Inc.*	11,970	6,484,748
Perrigo Co.	104,610	10,807,259
Shire plc - ADR^	98,070	9,292,132
SXC Health Solutions Corp.*^	91,380	6,849,845

	Shares	Value
The Cooper Cos., Inc.	129,810	$10,606,775
Valeant Pharmaceuticals International, Inc.*^	85,520	4,591,569
Total Health Care		99,087,632

MATERIALS AND PROCESSING (7.0%)
Airgas, Inc.	130,350	11,597,240
AuRico Gold, Inc.*^	171,630	1,522,358
Ecolab, Inc.	261,370	16,131,756
Precision Castparts Corp.	72,015	12,451,394
Rock-Tenn Co.	69,870	4,720,417
Timken Co.	283,800	14,400,012
The Valspar Corp.	120,580	5,822,808
Total Materials and Processing		66,645,985

PRODUCER DURABLES (11.1%)
Agilent Technologies, Inc.	154,400	6,872,344
AMETEK, Inc.	96,310	4,671,998
BE Aerospace, Inc.*	331,830	15,420,140
Chicago Bridge & Iron Co. N.V.^	412,700	17,824,513
Eaton Corp.	256,020	12,757,477
Expeditors International of Washington, Inc.	60,660	2,821,297
Fluor Corp.	115,970	6,962,839
Joy Global, Inc.	132,920	9,769,620
Kennametal, Inc.	246,070	10,957,497
Trimble Navigation Ltd.*	119,445	6,500,197
Triumph Group, Inc.	90,470	5,668,850
Verisk Analytics, Inc.*	105,460	4,953,456
Total Producer Durables		105,180,228

TECHNOLOGY (15.7%)
Altera Corp.	161,130	6,416,197
Autodesk, Inc.*	205,680	8,704,378
Avago Technologies Ltd.	231,350	9,015,709
Check Point Software Technologies Ltd.*^	119,670	7,639,733
Citrix Systems, Inc.*	100,380	7,920,986
Cognizant Technology Solutions Corp. Cl. A*	83,260	6,406,857

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Mid Cap Equity Portfolio

continued

	Shares	Value
Coherent, Inc.*	75,570	$4,407,998
Cypress Semiconductor Corp.*	368,650	5,761,999
F5 Networks, Inc.*	73,840	9,965,446
IAC/InterActiveCorp	56,240	2,760,822
Informatica Corp.*	160,270	8,478,283
Intuit, Inc.	149,050	8,962,376
JDS Uniphase Corp.*	296,530	4,296,720
MICROS Systems, Inc.*	116,335	6,432,162
ON Semiconductor Corp.*	341,270	3,074,843
Polycom, Inc.*	314,330	5,994,273
Red Hat, Inc.*	54,290	3,251,428
Riverbed Technology, Inc.*	278,240	7,812,979
Rovi Corp.*	73,720	2,399,586
SBA Communications Corp.*	249,060	12,654,739
TIBCO Software, Inc.*	235,820	7,192,510
VeriFone Systems, Inc.*	182,850	9,484,429
Total Technology		149,034,453

UTILITIES (5.4%)
American Water Works Co., Inc.	360,510	12,268,155
ITC Holdings Corp.	110,800	8,524,952
NiSource, Inc.	532,170	12,958,339
The AES Corp.*	1,327,280	17,347,550
Total Utilities		51,098,996

TOTAL COMMON STOCKS
(cost $796,720,346)		$936,672,612

SHORT-TERM INVESTMENTS (1.6%)
MONEY MARKET MUTUAL FUND (1.6%)
First American Treasury Obligations Fund 0.000%**	14,933,276	14,933,276
TOTAL SHORT-TERM INVESTMENTS
(cost $14,933,276)		$14,933,276

Shares	Value
TOTAL INVESTMENTS (100.3%)
(cost $811,653,622)	$951,605,888

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)	(2,545,631)

TOTAL NET ASSETS (100.0%)	$949,060,257

ADR - American Depository Receipt.

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the

Russell Investment Group and has been licensed for use by Rainier Investment Mangement, Inc.

P / 20

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Small/Mid Cap Equity Portfolio

Sector Representation as of March 31, 2012 (% of net assets)

COMMON STOCKS (100.1%)
	Shares	Value
CONSUMER DISCRETIONARY (18.2%)
BJ’s Restaurants, Inc.*	648,230	$32,638,380
BorgWarner, Inc.*	243,060	20,499,680
Dick’s Sporting Goods, Inc.	301,880	14,514,391
DSW, Inc.	318,000	17,416,860
Express, Inc.*	1,166,860	29,148,163
Foot Locker, Inc.	958,040	29,747,142
Fossil, Inc.*	114,530	15,115,669
Jarden Corp.	201,320	8,099,104
LKQ Corp.*	831,330	25,912,556
Macy’s, Inc.	369,810	14,692,551
Nordstrom, Inc.	590,250	32,888,730
PVH Corp.	454,500	40,600,485
Sally Beauty Holdings, Inc.*	775,510	19,232,648
Select Comfort Corp.*	1,203,620	38,985,252
SodaStream International Ltd.*^	373,530	12,580,490
Tesla Motors, Inc.*	550,120	20,486,469
The Cheesecake Factory, Inc.*	554,730	16,303,515
The Men’s Wearhouse, Inc.	1,021,160	39,590,373
Tractor Supply Co.	122,790	11,119,863

	Shares	Value
Under Armour, Inc. Cl. A*	122,150	$11,482,100
Williams-Sonoma, Inc.	527,540	19,772,199
Total Consumer Discretionary		470,826,620

CONSUMER STAPLES (2.4%)
Casey’s General Stores, Inc.	224,260	12,437,460
Church & Dwight Co., Inc.	434,870	21,391,255
Corn Products International, Inc.	224,570	12,946,461
GNC Holdings, Inc.	463,660	16,177,097
Total Consumer Staples		62,952,273

ENERGY (7.9%)
Denbury Resources, Inc.*	599,600	10,930,708
Energy XXI (Bermuda) Ltd.*^	1,353,096	48,860,297
Gulfport Energy Corp.*	338,830	9,866,730
Kodiak Oil & Gas Corp.*^	2,281,970	22,728,421
Plains Exploration & Production Co.*	1,115,610	47,580,766

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Small/Mid Cap Equity Portfolio

continued

	Shares	Value
Superior Energy Services, Inc.*	1,542,770	$40,667,417
Weatherford International Ltd.*^	1,641,940	24,776,875
Total Energy		205,411,214

FINANCIAL SERVICES (19.4%)
Affiliated Managers Group, Inc.*	150,380	16,813,988
Alliance Data Systems Corp.*	204,920	25,811,723
CBOE Holdings, Inc.	538,150	15,294,223
CBRE Group, Inc. Cl. A*	1,199,010	23,932,240
East West Bancorp, Inc.	2,392,520	55,243,287
EZCORP, Inc. Cl. A*	331,380	10,754,938
FleetCor Technologies, Inc.*	614,380	23,819,513
Greenhill & Co, Inc.	338,980	14,793,087
Intercontinental-Exchange, Inc.*	144,520	19,859,938
Invesco Ltd.^	1,813,020	48,353,244
Jones Lang LaSalle, Inc.	444,760	37,052,955
MarketAxess Holdings, Inc.	716,310	26,711,200
Raymond James Financial, Inc.	473,810	17,308,279
Signature Bank*	734,220	46,285,229
Susquehanna Bancshares, Inc.	1,421,790	14,047,285
Texas Capital Bancshares, Inc.*	1,182,450	40,936,419
UMB Financial Corp.	413,270	18,487,633
Wright Express Corp.*	742,940	48,090,506
Total Financial Services		503,595,687

HEALTH CARE (10.7%)
Alexion Pharmaceuticals, Inc.*	206,920	19,214,591
Amylin Pharmaceuticals, Inc.*	761,970	19,018,771
Cubist Pharmaceuticals, Inc.*	403,130	17,435,373
Edwards Lifesciences Corp.*	278,780	20,275,670

	Shares	Value
Health Management Associates, Inc. Cl. A*	1,709,090	$11,485,085
HMS Holdings Corp.*	409,840	12,791,106
Hologic, Inc.*	698,200	15,046,210
Jazz Pharmaceuticals plc*^	251,860	12,207,654
Orthofix International N.V.*	511,850	19,235,323
Perrigo Co.	259,840	26,844,071
Seattle Genetics, Inc.*	1,069,280	21,791,926
Sirona Dental Systems, Inc.*	362,740	18,695,620
SXC Health Solutions Corp.*^	245,600	18,410,176
The Cooper Cos., Inc.	392,490	32,070,358
Thoratec Corp.*	340,340	11,472,861
Total Health Care		275,994,795

MATERIALS AND PROCESSING (7.9%)
Airgas, Inc.	299,770	26,670,537
AuRico Gold, Inc.*^	2,039,580	18,091,074
Beacon Roofing Supply, Inc.*	786,100	20,249,936
Carpenter Technology Corp.	586,960	30,656,921
Rock-Tenn Co.	155,080	10,477,205
Rockwood Holdings, Inc.*	461,550	24,069,833
The Valspar Corp.	584,450	28,223,090
Timken Co.	751,490	38,130,602
Valmont Industries, Inc.	65,370	7,675,092
Total Materials and Processing		204,244,290

PRODUCER DURABLES (12.4%)
AAR Corp.	622,950	11,368,838
BE Aerospace, Inc.*	1,079,920	50,183,882
Chicago Bridge & Iron Co. N.V.^	1,208,020	52,174,384
Esterline Technologies Corp.*	224,820	16,065,637
Fluor Corp.	272,590	16,366,303
Gardner Denver, Inc.	165,060	10,402,081
Joy Global, Inc.	409,190	30,075,465
Kennametal, Inc.	815,240	36,302,637
Robbins & Myers, Inc.	40,650	2,115,833

P / 22

	Shares	Value
Steelcase, Inc. Cl. A	1,078,700	$10,355,520
Titan International, Inc.	748,740	17,707,701
Trimble Navigation Ltd.*	317,805	17,294,948
Triumph Group, Inc.	462,410	28,974,611
Woodward, Inc.	484,920	20,769,124
Total Producer Durables		320,156,964

TECHNOLOGY (16.1%)
ACI Worldwide, Inc.*	561,880	22,626,908
ADTRAN, Inc.	361,950	11,289,221
Avago Technologies Ltd.	730,630	28,472,651
Check Point Software Technologies Ltd.*^	329,200	21,016,128
Citrix Systems, Inc.*	178,460	14,082,278
Coherent, Inc.*	251,230	14,654,246
Cypress Semiconductor Corp.*	1,166,500	18,232,395
F5 Networks, Inc.*	193,540	26,120,158
Fabrinet*^	804,430	14,246,455
FEI Co.*	421,620	20,705,758
Finisar Corp.*	657,120	13,240,968
IAC/InterActiveCorp	155,870	7,651,658
Informatica Corp.*	430,780	22,788,262
Ixia*	917,010	11,453,455
LSI Corp.*	1,517,570	13,172,507
Mellanox Technologies Ltd.*^	333,890	13,966,619
MICROS Systems, Inc.*	337,979	18,686,859
ON Semiconductor Corp.*	921,780	8,305,238
Polycom, Inc.*	852,400	16,255,268
Red Hat, Inc.*	151,190	9,054,769
Riverbed Technology, Inc.*	637,240	17,893,699
SBA Communications Corp. Cl. A*	662,540	33,663,658
TIBCO Software, Inc.*	483,910	14,759,255
VeriFone Systems, Inc.*	507,020	26,299,128
Total Technology		418,637,541

	Shares	Value

UTILITIES (5.1%)
ALLETE, Inc.	251,060	$10,416,479
American Water Works Co., Inc.	885,860	30,145,816
ITC Holdings Corp.	411,985	31,698,126
NiSource, Inc.	867,530	21,124,355
The AES Corp.*	2,998,280	39,187,520
Total Utilities		132,572,296

TOTAL COMMON STOCKS
(cost $2,189,455,095)		$2,594,391,680

SHORT-TERM INVESTMENTS (0.3%)

MONEY MARKET FUND (0.3%)
First American Treasury Obligations Fund 0.0000%**	8,916,271	8,916,271
TOTAL SHORT-TERM INVESTMENTS
(cost $8,916,271)		$8,916,271

TOTAL INVESTMENTS (100.4%)
(cost $2,198,371,366)		$2,603,307,951

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(9,120,623)

TOTAL NET ASSETS (100.0%)		$2,594,187,328

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the

Russell Investment Group and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Balanced Portfolio

Investment Allocation as of March 31, 2012 (% of net assets)

COMMON STOCKS (61.9%)
	Shares	Value
CONSUMER DISCRETIONARY (7.2%)
Bed Bath & Beyond, Inc.*	2,860	$188,102
BorgWarner, Inc.*	3,190	269,045
Coach, Inc.	3,070	237,250
DIRECTV Cl. A*	4,300	212,162
Limited Brands, Inc.	5,480	263,040
Macy’s, Inc.	5,580	221,694
McDonalds Corp.	2,450	240,345
NIKE, Inc. Cl. B	3,135	339,959
Nordstrom, Inc.	4,350	242,382
O’Reilly Automotive, Inc.*	2,320	211,932
priceline.com, Inc.*	260	186,550
Ralph Lauren Corp.	1,480	258,008
Starbucks Corp.	3,680	205,675
Total Consumer Discretionary		3,076,144

CONSUMER STAPLES (6.1%)
Church & Dwight Co., Inc.	2,490	122,483
Costco Wholesale Corp.	5,340	484,872
Kraft Foods, Inc.	15,260	580,033
Monster Beverage Corp.*	4,930	306,104
Philip Morris International, Inc.	4,180	370,390
The Coca-Cola Co.	6,440	476,624
The Estee Lauder Companies, Inc. Cl. A	4,260	263,864
Total Consumer Staples		2,604,370

ENERGY (6.0%)
Anadarko Petroleum Corp.	3,420	267,923

	Shares	Value
Chevron Corp.	9,415	$1,009,665
Denbury Resources, Inc.*	13,730	250,298
Ensco plc - ADR^	2,130	112,741
Noble Energy, Inc.	2,330	227,827
Pioneer Natural Resources Co.	2,710	302,409
Schlumberger Ltd.	5,580	390,209
Total Energy		2,561,072

FINANCIALS (8.1%)
American Express Co.	4,520	261,527
American Tower Corp.	6,555	413,096
Ameriprise Financial, Inc.	4,480	255,943
CBRE Group, Inc. Cl. A*	10,150	202,594
Fifth Third Bancorp	24,220	340,291
IntercontinentalExchange, Inc.*	1,480	203,382
Invesco Ltd.^	15,560	414,985
JPMorgan Chase & Co.	16,085	739,588
MetLife, Inc.	4,630	172,931
T. Rowe Price Group, Inc.	1,280	83,584
Wells Fargo & Co.	11,510	392,951
Total Financials		3,480,872

HEALTH CARE (7.8%)
Agilent Technologies, Inc.*	3,210	142,877
Allergan, Inc.	4,005	382,197
Biogen Idec, Inc.*	2,630	331,301
Celgene Corp.*	5,090	394,577

P / 24

	Shares	Value
Cerner Corp.*	2,930	$223,149
Express Scripts, Inc.*	4,410	238,934
Hologic, Inc.*	6,310	135,980
Intuitive Surgical, Inc.*	380	205,865
McKesson Corp.	1,620	142,187
Merck & Co., Inc.	4,470	171,648
Novo Nordisk A/S - ADR^	1,150	159,517
Perrigo Co.	2,430	251,043
Shire plc - ADR^	2,700	255,825
The Cooper Cos., Inc.	3,760	307,230
Total Health Care		3,342,330

INDUSTRIALS (6.4%)
AMETEK, Inc.	3,780	183,368
BE Aerospace, Inc.*	4,660	216,550
CSX Corp.	8,320	179,046
Eaton Corp.	6,670	332,366
Expeditors International of Washington, Inc.	4,530	210,690
FedEx Corp.	3,310	304,388
Fluor Corp.	4,020	241,361
Gardner Denver, Inc.	1,600	100,832
Joy Global, Inc.	3,480	255,780
Precision Castparts Corp.	3,435	593,912
Verisk Analytics, Inc.*	2,920	137,152
Total Industrials		2,755,445

INFORMATION TECHNOLOGY (15.6%)
Accenture plc^	5,780	372,810
Altera Corp.	4,880	194,322
Apple, Inc.*	2,210	1,324,829
Autodesk, Inc.*	5,920	250,534
Avago Technologies Ltd.	6,420	250,187
Check Point Software Technologies Ltd.*^	2,525	161,196
Cisco Systems, Inc.	16,500	348,975
Citrix Systems, Inc.*	2,040	160,976
eBay, Inc.*	7,800	287,742
EMC Corp.*	15,725	469,863
F5 Networks, Inc.*	970	130,911
Google, Inc. Cl. A*	740	474,518
Informatica Corp.*	4,410	233,289
Intuit, Inc.	4,750	285,618
JDS Uniphase Corp.*	11,250	163,013
MasterCard, Inc. Cl. A	560	235,502
QUALCOMM, Inc.	7,820	531,916

	Shares	Value
Rovi Corp.*	2,370	$77,144
Teradata Corp.*	2,630	179,234
Trimble Navigation Ltd.*	2,685	146,118
Visa, Inc.	3,718	438,724
Total Information Technology		6,717,421

MATERIALS (3.3%)
Airgas, Inc.	1,580	140,573
E.I. du Pont de Nemours & Co.	5,840	308,936
Ecolab, Inc.	4,930	304,279
Monsanto Co.	4,500	358,920
Praxair, Inc.	1,800	206,352
Rock-Tenn Co.	1,540	104,042
Total Materials		1,423,102

UTILITIES (1.4%)
American Water Works Co., Inc.	2,300	78,269
ITC Holdings Corp.	2,770	213,124
NiSource, Inc.	8,000	194,800
The AES Corp.*	10,600	138,542
Total Utilities		624,735

TOTAL COMMON STOCKS
(cost $19,712,791)		$26,585,491

DEBT SECURITIES (38.9%)
	Principal Amount

CORPORATE BONDS (25.7%)

FINANCE (18.9%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	$290,000	327,161
2.600%, 11/23/2015	85,000	88,477
Allstate Life Global Funding Trust
5.375%, 04/30/2013	200,000	210,116
American Express Co.:
6.150%, 08/28/2017	420,000	494,028
7.000%, 03/19/2018	190,000	233,545
Bank of America Corp.
5.650%, 05/01/2018	230,000	245,842
BlackRock, Inc.
5.000%, 12/10/2019	125,000	143,209

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Balanced Portfolio

continued

	Principal Amount	Value
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	$265,000	$291,427
Citigroup, Inc.
5.000%, 09/15/2014	535,000	554,380
Comerica, Inc.
3.000%, 09/16/2015	150,000	155,733
General Electric Capital Corp.
5.625%, 09/15/2017	565,000	658,549
Lloyds TSB Bank plc^
4.875%, 01/21/2016	75,000	77,830
MetLife, Inc.
6.750%, 06/01/2016	200,000	237,833
Morgan Stanley
4.750%, 04/01/2014	410,000	416,906
ORIX Corp.^
4.710%, 04/27/2015	65,000	68,559
Royal Bank of Canada^
2.875%, 04/19/2016	450,000	471,340
Simon Property Group LP
5.875%, 03/01/2017	165,000	190,676
State Street Corp.
2.875%, 03/07/2016	295,000	307,796
The Bear Stearns & Cos., Inc.
5.550%, 01/22/2017	590,000	652,122
The Charles Schwab Corp.
4.950%, 06/01/2014	175,000	189,906
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	360,000	388,273
The Travelers Cos., Inc.
5.900%, 06/02/2019	200,000	242,528
The Western Union Co.
5.930%, 10/01/2016	40,000	46,168
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	170,000	178,406
3.300%, 01/12/2022	520,000	531,208
Wachovia Corp.:
4.875%, 02/15/2014	55,000	58,134
5.250%, 08/01/2014	210,000	226,155
Wells Fargo & Co.:
3.750%, 10/01/2014	250,000	264,950
3.625%, 04/15/2015	155,000	165,145
Total Finance		8,116,402

	Principal Amount	Value
INDUSTRIALS (6.4%)
Analog Devices, Inc.
5.000%, 07/01/2014	$445,000	$485,883
Archer-Daniels-Midland Co.
4.479%, 03/01/2021**	70,000	78,955
Bemis Co., Inc.
6.800%, 08/01/2019	75,000	88,251
Burlington Northern Santa Fe LLC
4.100%, 06/01/2021	90,000	96,213
Cisco Systems, Inc.
4.450%, 01/15/2020	205,000	233,053
Corn Products International, Inc.
3.200%, 11/01/2015	120,000	124,392
Hewlett-Packard Co.:
0.599%, 09/13/2012**	315,000	314,875
2.200%, 12/01/2015	120,000	121,388
Nokia Corp.^
5.375%, 05/15/2019	120,000	118,820
Petrobras International Finance Co.^
5.375%, 01/27/2021	145,000	156,852
Sanofi-Aventis SA^
2.625%, 03/29/2016	75,000	78,605
Shell International Financial BV^
4.375%, 03/25/2020	125,000	143,280
Statoil ASA^
3.125%, 08/17/2017	255,000	273,881
Telefonica Emisiones SAU^
5.462%, 02/16/2021	55,000	53,562
Total Capital SA^
4.450%, 06/24/2020	95,000	102,999
UnitedHealth Group, Inc.
6.000%, 02/15/2018	100,000	120,936
WMC Financial USA Ltd.^
5.125%, 05/15/2013	155,000	162,947
Total Industrials		2,754,892

UTILITIES (0.4%)
Qwest Corp.
7.625%, 06/15/2015	130,000	151,323
Total Utilities		151,323

TOTAL CORPORATE BONDS
(cost $10,391,754)		$11,022,617

P / 26

	Principal Amount	Value
MORTGAGE PASS-THROUGH SECURITIES (0.9%)
Federal National Mortgage Association
Pool #725690,
6.000%, 08/01/2034	$356,705	$396,825
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $356,912)		396,825

U.S. GOVERNMENT AGENCY (3.4%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	939,637
Federal National Mortgage Association
5.240%, 08/07/2018	500,000	530,699
TOTAL U.S. GOVERNMENT AGENCY
(cost $1,328,859)		$1,470,336

U.S. TREASURY NOTES (8.9%)
0.625%, 12/31/2012	150,000	150,498
0.625%, 04/30/2013	710,000	713,079
0.250%, 11/30/2013	500,000	499,551
0.750%, 12/15/2013	120,000	120,895
2.625%, 06/30/2014	400,000	419,938
2.375%, 08/31/2014	425,000	444,756
4.250%, 11/15/2014	250,000	274,453
2.500%, 04/30/2015	325,000	344,246
2.250%, 11/30/2017	335,000	353,451
1.375%, 02/28/2019	225,000	221,836
2.000%, 02/15/2022	270,000	264,853
TOTAL U.S. TREASURY NOTES
(cost $3,704,851)		$ 3,807,556

TOTAL DEBT SECURITIES
(cost $15,782,376)		$16,697,334

SHORT-TERM INVESTMENT
	Shares

MONEY MARKET FUND (2.9%)
First American Treasury Obligations Fund 0.0000%***	1,250,418	1,250,418
TOTAL SHORT-TERM INVESTMENT
(cost $1,250,418)		$1,250,418

Shares	Value
TOTAL INVESTMENTS (103.7%)
(cost $36,745,585)	$44,533,243

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.7%)	(1,608,031)

TOTAL NET ASSETS (100.0%)	$42,925,212

ADR - American Depository Receipt.

*Non-income producing security.

**Variable coupon rate.

***Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) is used in the equity portion of the portfolio and was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Intermediate Fixed Income Portfolio

Investment Allocation as of March 31, 2012 (% of net assets)

DEBT SECURITIES (97.8%)
	Principal Amount	Value
ASSET-BACKED SECURITIES (0.3%)
Bank of America Credit Card Trust
Series 2007-8A, 5.590%, 11/17/2014	$300,000	$303,219

TOTAL ASSET-BACKED SECURITIES
(cost $299,884)		$303,219

CORPORATE BONDS (75.3%)

FINANCIALS (52.4%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	1,985,000	2,239,360
2.600%, 11/23/2015	415,000	431,976
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,555,000	1,633,653
American Express Co.:
6.150%, 08/28/2017	2,775,000	3,264,113
7.000%, 03/19/2018	1,225,000	1,505,753
Bank of America Corp.:
4.500%, 04/01/2015	30,000	31,095
5.650%, 05/01/2018	1,485,000	1,587,282
BlackRock, Inc.
5.000%, 12/10/2019	490,000	561,378
Caterpillar Financial Services Corp.:
6.125%, 02/17/2014	2,140,000	2,353,407
1.650%, 04/01/2014	10,000	10,195
Citigroup, Inc.:
5.000%, 09/15/2014	2,400,000	2,486,938
4.750%, 05/19/2015	1,400,000	1,475,044

	Principal Amount	Value
Comerica, Inc.
3.000%, 09/16/2015	$930,000	$965,548
Credit Suisse First Boston^
5.000%, 05/15/2013	950,000	986,653
General Electric Capital Corp.:
2.900%, 01/09/2017	40,000	41,540
5.625%, 09/15/2017	4,095,000	4,773,026
JPMorgan Chase & Co.
5.150%, 10/01/2015	35,000	38,106
Lloyds TSB Bank plc^
4.875%, 01/21/2016	600,000	622,639
MetLife, Inc.
6.750%, 06/01/2016	1,330,000	1,581,587
Morgan Stanley
4.750%, 04/01/2014	2,830,000	2,877,669
ORIX Corp.^
4.710%, 04/27/2015	700,000	738,329
Royal Bank of Canada^
2.875%, 04/19/2016	3,245,000	3,398,881
Simon Property Group LP:
5.750%, 12/01/2015	10,000	11,286
5.875%, 03/01/2017	730,000	843,595
State Street Corp.
2.875%, 03/07/2016	2,055,000	2,144,140
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	4,285,000	4,736,176
The Charles Schwab Corp.
4.950%, 06/01/2014	1,525,000	1,654,891
The Goldman Sachs Group, Inc.:
5.150%, 01/15/2014	30,000	31,551
5.950%, 01/18/2018	1,995,000	2,151,681

P / 28

	Principal Amount	Value
The Travelers Cos., Inc.
5.900%, 06/02/2019	$1,390,000	$1,685,569
The Western Union Co.
5.930%, 10/01/2016	400,000	461,682
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	2,230,000	2,340,269
2.050%, 01/12/2017	25,000	25,403
3.300%, 01/12/2022	2,480,000	2,533,451
Wachovia Corp.:
4.875%, 02/15/2014	850,000	898,436
5.250%, 08/01/2014	660,000	710,772
5.625%, 10/15/2016	1,180,000	1,316,806
Wells Fargo & Co.:
3.750%, 10/01/2014	1,180,000	1,250,564
3.625%, 04/15/2015	660,000	703,199
Total Financials		57,103,643

INDUSTRIALS (22.0%)
Analog Devices, Inc.
5.000%, 07/01/2014	2,855,000	3,117,294
Archer-Daniels-Midland Co.
4.479%, 03/01/2021*	505,000	569,604
Bemis Co., Inc.
6.800%, 08/01/2019	550,000	647,175
Burlington Northern Santa Fe LLC
4.100%, 06/01/2021	800,000	855,230
Cisco Systems, Inc.
4.450%, 01/15/2020	1,045,000	1,187,999
Corn Products International, Inc.
3.200%, 11/01/2015	545,000	564,946
Hewlett-Packard Co.:
0.599%, 09/13/2012*	2,230,000	2,229,115
2.200%, 12/01/2015	795,000	804,198
Nokia Corp.^
5.375%, 05/15/2019	1,025,000	1,014,923
Novartis Capital Corp.
4.125%, 02/10/2014	1,290,000	1,374,687
PepsiCo,Inc.
3.750%, 03/01/2014	635,000	674,108
Petrobras International Finance Co.^
5.375%, 01/27/2021	785,000	849,165
Sanofi-Aventis SA^
2.625%, 03/29/2016	625,000	655,039
Shell International Financial BV^
4.375%, 03/25/2020	835,000	957,112
Statoil ASA^
3.125%, 08/17/2017	1,985,000	2,131,975

	Principal Amount	Value
Telefonica Emisiones SAU^
5.462%, 02/16/2021	$340,000	$331,108
The Home Depot, Inc.
5.250%, 12/16/2013	1,045,000	1,128,858
Thomson Reuters Corp.^
6.500%, 07/15/2018	635,000	786,045
Total Capital SA^
4.450%, 06/24/2020	835,000	905,310
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,031,891
UnitedHealth Group, Inc.:
1.875%, 11/15/2016	10,000	10,105
6.000%, 02/15/2018	650,000	786,084
WMC Financial USA Ltd.^
5.125%, 05/15/2013	1,310,000	1,377,164
Total Industrials		23,989,135

UTILITIES (0.9%)
Qwest Corp.
7.625%, 06/15/2015	835,000	971,963
Total Utilities		971,963

TOTAL CORPORATE BONDS
(cost $77,588,066)		$82,064,741

MORTGAGE PASS-THROUGH SECURITIES (1.5%)
Federal Home Loan Mortgage Corp.
Pool #G0-2267, 6.500%, 08/01/2036	125,796	141,164
		141,164
Federal National Mortgage Association
Pool #725690, 6.000%, 08/01/2034	371,384	413,155
Pool #255813, 5.000%, 08/01/2035	343,529	371,523
Pool #735897, 5.500%, 10/01/2035	234,037	256,206
Pool #256022, 5.500%, 12/01/2035	432,600	473,579
		1,514,463
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $1,500,320)		$1,655,627

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier Intermediate Fixed Income Portfolio

continued

	Principal Amount	Value
U.S. GOVERNMENT AGENCY (9.7%)
Federal Home Loan Bank
4.625%, 10/25/2012	$200,000	$204,738
3.625%, 05/29/2013	385,000	400,030
5.500%, 08/13/2014	765,000	856,239
5.625%, 06/13/2016	1,550,000	1,765,379
		3,226,386
Federal Home Loan Mortgage Corp.
4.625%, 10/25/2012	350,000	358,863
4.500%, 07/15/2013	2,700,000	2,847,839
5.250%, 04/18/2016	1,100,000	1,287,657
		4,494,359
Federal National Mortgage Association
4.375%, 03/15/2013	150,000	155,943
4.125%, 04/15/2014	340,000	365,619
4.375%, 10/15/2015	810,000	912,996
2.250%, 03/15/2016	550,000	576,048
5.240%, 08/07/2018	805,000	854,425
		2,865,031

TOTAL U.S. GOVERNMENT AGENCY
(cost $9,901,625)		$10,585,776

U.S. TREASURY NOTES (11.0%)
0.750%, 05/31/2012	$800,000	$800,938
0.625%, 12/31/2012	500,000	501,661
1.375%, 03/15/2013	1,230,000	1,243,502
0.625%, 04/30/2013	1,000,000	1,004,336
3.500%, 05/31/2013	1,125,000	1,167,540
4.250%, 08/15/2013	1,335,000	1,407,226
4.750%, 05/15/2014	810,000	884,545
2.500%, 04/30/2015	20,000	21,184
2.250%, 11/30/2017	1,900,000	2,004,648
2.625%, 11/15/2020	1,700,000	1,788,055
2.000%, 02/15/2022	1,220,000	1,196,744
TOTAL U.S. TREASURY NOTES
(cost $11,506,054)		12,020,379

TOTAL DEBT SECURITIES
(cost $100,795,949)		$106,629,742

SHORT-TERM INVESTMENT (1.3%)
	Shares	Value
MONEY MARKET FUND (1.3%)
First American Treasury Obligations Fund 0.000%**	1,410,157	$1,410,157
TOTAL SHORT-TERM INVESTMENT
(cost $1,410,157)		$1,410,157

TOTAL INVESTMENTS (99.1%)
(cost $102,206,106)		$108,039,899

OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)		959,276

TOTAL NET ASSETS (100.0%)		$108,999,175

*Variable coupon rate.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

P / 30

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier High Yield Portfolio

Sector Representation as of March 31, 2012 (% of net assets)

DEBT SECURITIES (84.6%)
	Principal Amount	Value
CORPORATE BONDS (84.6%)

AUTOMOTIVE (7.4%)
American Axle & Manufacturing Holdings, Inc.
7.875%, 03/01/2017	$800,000	$828,000
Delphi Corp.
6.125%, 05/15/2021* (Acquired 05/10/2011, Cost $250,000)	250,000	267,500
Ford Motor Credit Co., LLC
6.625%, 08/15/2017	500,000	554,697
Lear Corp.
8.125%, 03/15/2020	500,000	560,000
Tenneco, Inc.
6.875%, 12/15/2020	100,000	108,000
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	500,000	488,750
Total Automotive		2,806,947

BASIC INDUSTRY (6.6%)
Air Lease Corp.
5.625%, 04/01/2017* (Acquired 03/13/2012, Cost $500,000)	500,000	500,625
AK Steel Corp.
8.375%, 04/01/2022	100,000	97,500

	Principal Amount	Value
Cascades, Inc.:^
7.750%, 12/15/2017	$200,000	$201,000
7.875%, 01/15/2020	250,000	248,125
Domtar Corp.
10.750%, 06/01/2017	300,000	389,250
Griffon Corp.
7.125%, 04/01/2018	500,000	519,375
Masco Corp.
5.850%, 03/15/2017	300,000	307,782
Solutia, Inc.
8.750%, 11/01/2017	100,000	113,875
Steel Dynamics, Inc.
6.750%, 04/01/2015	100,000	102,250
Total Basic Industry		2,479,782

CAPITAL GOODS (6.5%)
BE Aerospace, Inc.:
8.500%, 07/01/2018	195,000	216,450
5.250%, 04/01/2022	500,000	506,250
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/2021	250,000	270,000
Graphic Packaging International, Inc.:
9.500%, 06/15/2017	100,000	111,500
7.875%, 10/01/2018	100,000	111,250

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS

Rainier High Yield Portfolio

continued

	Principal Amount	Value
Greif, Inc.
7.750%, 08/01/2019	$300,000	$340,500
Spirit Aerosystems, Inc.
6.750%, 12/15/2020	600,000	652,500
SPX Corp.
6.875%, 09/01/2017	250,000	275,000
Total Capital Goods		2,483,450

CONSUMER CYCLICAL (4.9%)
CKE Restaurants, Inc.
11.375%, 07/15/2018	418,000	479,655
Collective Brands, Inc.
8.250%, 08/01/2013	127,000	128,271
HSN, Inc.
11.250%, 08/01/2016	75,000	81,751
Levi Strauss & Co.
7.625%, 05/15/2020	600,000	637,500
Sealy Mattress Co.
8.250%, 06/15/2014	300,000	295,500
The Gymboree Corp.
9.125%, 12/01/2018	250,000	231,875
Total Consumer Cyclical		1,854,552

CONSUMER NON-CYCLICAL (3.0%)
Constellation Brands, Inc.
7.250%, 05/15/2017	300,000	341,250
Jarden Corp.
7.500%, 01/15/2020	100,000	109,000
Revlon Consumer Products
9.750%, 11/15/2015	400,000	432,000
Spectrum Brands, Inc.
9.500%, 06/15/2018	122,000	138,165
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	100,000	105,750
Total Consumer Non-Cyclical		1,126,165

ENERGY (18.2%)
AmeriGas Finance LLC /AmeriGas Finance Corp.
7.000%, 05/20/2022	1,000,000	1,022,500
Bill Barrett Corp.
7.625%, 10/01/2019	600,000	612,000
Calumet Specialty Products Partners LP
9.375%, 05/01/2019	900,000	940,500
Chesapeake Energy Corp.
6.625%, 08/15/2020	300,000	306,750

	Principal Amount	Value
Concho Resources Inc.
5.500%, 10/01/2022	$500,000	$493,125
El Paso Corp.
7.000%, 06/15/2017	300,000	335,563
Hornbeck Offshore Services, Inc.:
8.000%, 09/01/2017	250,000	263,750
5.875%, 04/01/2020* (Acquired 03/02/2012, Cost $500,000)	500,000	503,750
SandRidge Energy, Inc.:
9.875%, 05/15/2016	155,000	168,950
8.000%, 06/01/2018* (Acquired 11/02/2011, and 12/06/2011, Cost $893,505)	900,000	922,500
SM Energy Co.
6.500%, 11/15/2021	300,000	321,000
Stone Energy Corp.
8.625%, 02/01/2017	650,000	682,500
Tesoro Corp.
6.500%, 06/01/2017	300,000	309,750
Total Energy		6,882,638

FINANCIALS (4.9%)
Aircastle Ltd.:^
9.750%, 08/01/2018* (Acquired 12/09/2011, Cost $256,743)	250,000	278,750
9.750%, 08/01/2018	800,000	896,000
International Lease Finance Corp.:
6.250%, 05/15/2019	500,000	493,664
8.250%, 12/15/2020	150,000	165,407
Total Financials		1,833,821

HEALTH CARE (5.4%)
HCA, Inc.:
8.500%, 04/15/2019	300,000	334,875
7.250%, 09/15/2020	300,000	328,125
HealthSouth Corp.
7.750%, 09/15/2022	500,000	542,500
Tenet Healthcare Corp.
8.000%, 08/01/2020	700,000	724,500
Vanguard Health Holding Co. II LLC
8.000%, 02/01/2018	100,000	102,500
Total Health Care		2,032,500

P / 32

	Principal Amount	Value
MEDIA (1.5%)
Cablevision Systems Corp.
8.625%, 09/15/2017	$400,000	$437,500
CCO Holdings LLC / CCO Holdings Capital Corp.
7.375%, 06/01/2020	100,000	109,000
Total Media		546,500

SERVICES (8.7%)
Cinemark USA, Inc.
8.625%, 06/15/2019	100,000	111,500
Clean Harbors, Inc.
7.625%, 08/15/2016	90,000	95,175
Iron Mountain, Inc.
7.750%, 10/01/2019	250,000	274,375
MGM Resorts International
7.750%, 03/15/2022	1,000,000	1,020,000
Scientific Games Corp.:
8.125%, 09/15/2018	100,000	109,375
9.250%, 06/15/2019	269,000	299,263
The Hertz Corp.
6.750%, 04/15/2019	200,000	208,000
United Rentals North America, Inc.:
9.250%, 12/15/2019	200,000	221,500
8.375%, 09/15/2020	600,000	624,000
West Corp.
8.625%, 10/01/2018	300,000	330,750
Total Services		3,293,938

TECHNOLOGY & ELECTRONICS (4.8%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	900,000	994,500
Alliance Data Systems Corp.
6.375%, 04/01/2020* (Acquired 3/22/2012, Cost $100,000)	100,000	102,250
Amkor Technology, Inc.
6.625%, 06/01/2021	700,000	727,125
Total Technology & Electronics		1,823,875

TELECOMMUNICATIONS (10.5%)
Clearwire Communications LLC
12.000%, 12/01/2015* (Acquired 11/19/2009, and 01/26/2012, Cost $489,944)	500,000	495,000

	Principal Amount	Value
Frontier Communications Corp.:
8.250%, 05/01/2014	$300,000	$327,000
8.500%, 04/15/2020	500,000	528,750
GCI, Inc.
8.625%, 11/15/2019	100,000	109,375
GeoEye, Inc.
9.625%, 10/01/2015	300,000	330,000
Level 3 Communications, Inc.
11.875%, 02/01/2019	350,000	400,750
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	250,000	264,375
Qwest Communications International, Inc.
7.125%, 04/01/2018	250,000	268,125
Sprint Capital Corp.
6.875%, 11/15/2028	550,000	423,500
Sprint Nextel Corp.
11.500%, 11/15/2021* (Acquired 11/04/2011, Cost $250,000)	250,000	269,375
Windstream Corp.:
7.875%, 11/01/2017	250,000	276,875
7.500%, 06/01/2022* (Acquired 11/07/2011, Cost $250,000)	250,000	261,875
Total Telecommunications		3,955,000

UTILITIES (2.2%)
Plains Exploration & Production Co.
6.750%, 02/01/2022	250,000	262,500
The AES Corp.:
9.750%, 04/15/2016	300,000	352,500
7.375%, 07/01/2021* (Acquired 11/04/2011, Cost $213,121)	200,000	222,000
Total Utilities		837,000

TOTAL CORPORATE BONDS
(cost $30,058,500)		$31,956,168

TOTAL DEBT SECURITIES
(cost $30,058,500)		$31,956,168

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS

Rainier High Yield Portfolio

continued

EXCHANGE TRADED FUNDS (13.2%)
	Shares	Value
iShares iBoxx $ High Yield Corporate Bond Fund	27,545	$2,502,187
SPDR Barclays Capital High Yield Bond ETF	63,323	2,493,027

TOTAL EXCHANGE TRADED FUNDS
(cost $5,000,901)		$4,995,214

SHORT-TERM INVESTMENT (0.6%)

MONEY MARKET FUND (0.6%)
First American Treasury Obligations Fund 0.0000%**	244,441	244,441
TOTAL SHORT-TERM INVESTMENT
(cost $244,441)		$244,441

TOTAL INVESTMENTS (98.4%)
(cost $35,303,842)		$37,195,823

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)		595,305

TOTAL NET ASSETS (100.0%)		$37,791,128

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2012, the value of these securities totaled $3,823,625.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

P / 34

This page is intentionally left blank.

P / 35

Statements of Assets and Liabilities

Rainier Funds

March 31, 2012

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
ASSETS
Investments in securities, at cost (Note 2)	$813,956,609	$811,653,622

Investments in securities, at value (Note 2)	$1,025,735,811	$951,605,888
Cash	38,720	50,710
Receivables
Investment securities sold	14,304,738	17,909,500
Dividends and interest	1,024,763	412,752
Fund shares sold	902,066	922,080
Receivable from Advisor	–	–
Prepaid expenses	58,836	49,415

Total assets	1,042,064,934	970,950,345

LIABILITIES
Payables
Investment securities purchased	6,232,570	18,751,912
Fund shares redeemed	123,122,519	1,968,946
Distributions to shareholders	–	–
Due to Investment Advisor (Note 3)	654,954	685,522
Due under Distribution Plan – Original Shares (Note 7)	72,982	58,731
Accrued expenses	332,158	354,088
Deferred trustees compensation (Note 3)	262,946	70,889

Total liabilities	130,678,129	21,890,088

Net Assets	$911,386,805	$949,060,257

COMPONENTS OF NET ASSETS
Paid-in capital	$764,652,222	$886,783,260
Accumulated undistributed net investment income (loss)	1,945,971	(1,009,111)
Accumulated undistributed net realized gain (loss) on investments	(66,990,590)	(76,666,158)
Net unrealized appreciation on investments	211,779,202	139,952,266

Net assets	$911,386,805	$949,060,257

Original shares
Net assets applicable to shares outstanding	$343,687,860	$276,559,802
Shares outstanding	12,577,037	6,197,599
Net asset value, offering and redemption price per share	$27.33	$44.62

Institutional shares
Net assets applicable to shares outstanding	$567,698,945	$672,500,455
Shares outstanding	20,567,011	14,839,321
Net asset value, offering and redemption price per share	$27.60	$45.32

The accompanying notes are an integral part of these financial statements.

P / 36

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO	HIGH YIELD PORTFOLIO

$2,198,371,366	$36,745,585	$102,206,106	$35,303,842

$2,603,307,951	$44,533,243	$108,039,899	$37,195,823
164,045	835	–	–

45,353,966	1,540,768	–	–
677,322	172,262	1,059,837	606,864
3,355,615	1,729	6,084	–
–	–	18,406	6,049
82,045	22,438	16,679	26,684

2,652,940,944	46,271,275	109,140,905	37,835,420

42,901,005	1,100,155	–	–
12,504,275	2,129,166	7,894	–
–	3,157	864	7,047
1,887,427	26,343	46,079	15,469
277,954	2,711	9,216	–
713,899	22,667	28,279	15,556
469,056	61,864	49,398	6,220

58,753,616	3,346,063	141,730	44,292

$2,594,187,328	$42,925,212	$108,999,175	$37,791,128

$2,724,894,465	$34,599,124	$102,541,281	$35,425,492
(1,793,600)	19,690	(39,898)	20
(533,850,122)	518,740	663,999	473,635
404,936,585	7,787,658	5,833,793	1,891,981

$2,594,187,328	$42,925,212	$108,999,175	$37,791,128

$1,302,925,385	$10,930,043	$108,999,175	–
35,304,489	668,659	8,209,955	–
$36.91	$16.35	$13.28	–

$1,291,261,943	$31,995,169	–	$37,791,128
34,047,218	1,945,914	–	3,117,244
$37.93	$16.44	–	$12.12

The accompanying notes are an integral part of these financial statements.

P / 37

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2012

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $101,675, $16,992, $44,985, $3,281, $0, and $0, respectively	$13,847,014	$6,320,128
Interest	11	53

Total income	13,847,025	6,320,181

Expenses
Investment advisory fees (Note 3)	8,697,947	7,741,808
Distribution fees – Original shares (Note 7)	1,067,673	817,339
Sub-transfer agent fee (Note 3)	995,996	974,251
Administration fees* (Note 3)	500,849	398,449
Reports to shareholders	138,539	329,012
Registration expense	68,591	67,657
Trustee fees (Note 3)	66,630	49,605
Compliance fees	25,625	20,139
Audit fees	21,893	30,538
Legal fees	18,509	16,635
Interest expense (Note 2)	902	1,476
Miscellaneous expense	78,589	60,607

Total expenses	11,681,743	10,507,516
Less: fees waived and expenses absorbed (Note 3)	–	–

Net expenses	11,681,743	10,507,516

Net investment income (loss)	2,165,282	(4,187,335)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	175,766,537	137,195,115
Net change in unrealized appreciation/depreciation on investments	(157,254,322)	(103,130,315)

Net realized and unrealized gain on investments	18,512,215	34,064,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,677,497	$29,877,465

* Includes administrator, transfer agency, fund accounting and custody fees.

^ Includes reimbursement of $71,176 for trade error. (See Note 3.)

The accompanying notes are an integral part of these financial statements.

P / 38

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO		INTERMEDIATE FIXED INCOME PORTFOLIO	HIGH YIELD PORTFOLIO

$14,502,102	$453,665		$–	$64,035
77	870,733		4,182,869	1,595,503

14,502,179	1,324,398		4,182,869	1,659,538

23,265,401	434,112		566,605	126,754
3,637,335	79,155		113,321	–
2,315,394	36,798		20,163	–
1,196,248	27,321		49,628	11,407
360,488	5,650		2,806	315
60,155	31,967		25,560	12,553
127,562	4,997		5,401	379
59,739	1,427		2,530	1,247
43,026	13,340		13,533	14,162
52,798	1,227		3,117	458
660	–		–	212
177,273	5,181		8,410	1,000

31,296,079	641,175		811,074	168,487

–	–		(187,809)	(18,151)

31,296,079	641,175		623,265	150,336

(16,793,900)	683,223		3,559,604	1,509,202

548,506,176	5,919,198	^	1,432,732	585,887

(475,906,905)	(5,290,836)		1,332,639	202,351

72,599,271	628,362		2,765,371	788,238

$55,805,371	$1,311,585		$6,324,975	$2,297,440

P / 39

Statements of Changes in Net Assets

Rainier Funds

March 31, 2012

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO 2012	LARGE CAP EQUITY PORTFOLIO 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$2,165,282	$3,799,361
Net realized gain on investments	175,766,537	156,004,050
Net change in unrealized appreciation/ depreciation on investments	(157,254,322)	68,498,847

Increase in net assets resulting from operations	20,677,497	228,302,258

Distributions to shareholders
From net investment income
Original shares	(1,107,089)	(2,303,280)
Institutional shares	(2,737,512)	(4,188,018)
From net realized gain on investments sold
Original shares	–	–
Institutional shares	–	–

Decrease in net assets from distributions	(3,844,601)	(6,491,298)

Capital share transactions
Proceeds from shares sold
Original shares	52,958,566	82,321,979
Institutional shares	168,438,776	226,563,054
Proceeds from shares reinvested
Original shares	1,014,496	2,161,410
Institutional shares	2,679,196	4,029,708
Cost of shares redeemed
Original shares	(245,779,476)	(330,476,437)
Institutional shares	(446,575,719)	(392,739,994)

Net increase (decrease) from capital share transactions	(467,264,161)	(408,140,280)

Net increase (decrease) in net assets	(450,431,265)	(186,329,320)
NET ASSETS
Beginning of year	1,361,818,070	1,548,147,390

End of year	$911,386,805	$1,361,818,070

Undistributed net investment income (loss)	$1,945,971	$3,611,872

Original shares
Shares sold	2,143,098	3,563,441
Shares issued on reinvestment of distributions	44,032	87,330
Shares redeemed	(10,035,405)	(14,060,581)

Net (decrease) in shares outstanding	(7,848,275)	(10,409,810)

Institutional shares
Shares sold	6,706,468	9,467,754
Shares issued on reinvestment of distributions	115,185	161,511
Shares redeemed	(17,067,139)	(15,961,310)

Net increase (decrease) in shares outstanding	(10,245,486)	(6,332,045)

The accompanying notes are an integral part of these financial statements.

P / 40

MID CAP EQUITY PORTFOLIO 2012	MID CAP EQUITY PORTFOLIO 2011	SMALL/MID CAP EQUITY PORTFOLIO 2012	SMALL/MID CAP EQUITY PORTFOLIO 2011

$(4,187,335)	$(3,481,189)	$(16,793,900)	$(16,384,283)
137,195,115	116,697,106	548,506,176	607,054,544

(103,130,315)	91,493,058	(475,906,905)	155,145,393

29,877,465	204,708,975	55,805,371	745,815,654

–	–	–	–
–	–	–	–

–	–	–	–
–	–	–	–

–	–	–	–

86,625,330	111,537,150	205,651,563	161,178,309
410,603,146	195,280,295	251,395,066	306,667,826

–	–	–	–
–	–	–	–

(276,313,338)	(135,841,364)	(700,353,587)	(687,135,318)
(235,846,826)	(140,125,205)	(445,105,046)	(608,542,314)

(14,931,688)	30,850,876	(688,412,004)	(827,831,497)

14,945,777	235,559,851	(632,606,633)	(82,015,843)

934,114,480	698,554,629	3,226,793,961	3,308,809,804

$949,060,257	$934,114,480	$2,594,187,328	$3,226,793,961

$(1,009,111)	$(47,824)	$(1,793,600)	$(8,351,016)

2,098,196	3,067,423	6,158,408	5,354,412
–	–	–	–
(6,643,270)	(3,875,578)	(20,834,332)	(23,509,088)

(4,545,074)	(808,155)	(14,675,924)	(18,154,676)

9,854,328	5,265,865	7,333,031	10,010,181
–	–	–	–
(5,647,479)	(3,879,644)	(12,838,409)	(21,059,282)

4,206,849	1,386,221	(5,505,378)	(11,049,101)

The accompanying notes are an integral part of these financial statements.

P / 41

Statements of Changes in Net Assets

Rainier Funds

March 31, 2012

Fiscal year ending March 31,	BALANCED PORTFOLIO 2012	BALANCED PORTFOLIO 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$683,223	$934,816
Net realized gain on investments	5,919,198	6,717,901
Net change in unrealized appreciation/ depreciation on investments	(5,290,836)	1,298,020

Increase in net assets resulting from operations	1,311,585	8,950,737

Distributions to shareholders
From net investment income
Original shares	(353,073)	(520,054)
Institutional shares	(409,552)	(414,620)
From net realized gain on investments sold
Original shares	–	–
Institutional shares	–	–

Decrease in net assets from distributions	(762,625)	(934,674)

Capital share transactions
Proceeds from shares sold
Original shares	2,005,272	3,972,196
Institutional shares	2,452,981	2,283,715
Proceeds from shares reinvested
Original shares	349,885	519,882
Institutional shares	409,552	414,620
Cost of shares redeemed
Original shares	(30,775,958)	(20,611,979)
Institutional shares	(3,903,303)	(4,160,577)

Net increase (decrease) from capital share transactions	(29,461,571)	(17,582,143)

Net increase (decrease) in net assets	(28,912,611)	(9,566,080)
NET ASSETS
Beginning of year	71,837,823	81,403,903

End of year	$42,925,212	$71,837,823

Undistributed net investment income (loss)	$19,690	$26,062

Original shares
Shares sold	130,183	274,336
Shares issued on reinvestment of distributions	23,187	36,113
Shares redeemed	(1,996,997)	(1,394,379)

Net (decrease) in shares outstanding	(1,843,627)	(1,083,930)

Institutional shares
Shares sold	157,091	153,723
Shares issued on reinvestment of distributions	26,700	28,440
Shares redeemed	(254,657)	(282,101)

Net increase (decrease) in shares outstanding	(70,866)	(99,938)

The accompanying notes are an integral part of these financial statements.

P / 42

INTERMEDIATE FIXED INCOME PORTFOLIO 2012	INTERMEDIATE FIXED INCOME PORTFOLIO 2011	HIGH YIELD PORTFOLIO 2012	HIGH YIELD PORTFOLIO 2011

$3,559,604	$4,099,750	$1,509,202	$1,040,692
1,432,732	2,704,090	585,887	223,064

1,332,639	(719,455)	202,351	551,644

6,324,975	6,084,385	2,297,440	1,815,400

(3,622,444)	(4,105,050)	–	–
–	–	(1,509,282)	(1,040,773)

(918,672)	(924,007)	–	–
–	–	(156,783)	(519,472)

(4,541,116)	(5,029,057)	(1,666,065)	(1,560,245)

24,454,177	22,724,861	–	–
–	–	24,029,701	2,700,000

4,522,025	5,000,556	–	–
–	–	1,573,410	1,434,769

(32,337,698)	(48,953,825)	–	–
–	–	(4,456,469)	(503,985)

(3,361,496)	(21,228,408)	21,146,642	3,630,784

(1,577,637)	(20,173,080)	21,778,017	3,885,939

110,576,812	130,749,892	16,013,111	12,127,172

$108,999,175	$110,576,812	$37,791,128	$16,013,111

$(39,898)	$16,765	$20	$100

1,851,526	1,710,898		–
342,478	378,315		–
(2,447,097)	(3,664,409)		–

(253,093)	(1,575,196)	–	–

–	–	2,024,075	227,319
–	–	132,078	119,605
–	–	(366,654)	(43,076)

–	–	1,789,499	303,848

The accompanying notes are an integral part of these financial statements.

P / 43

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$26.44	$22.69	$16.21	$27.27	$28.46

Income (loss) from investment operations:
Net investment income	0.01 *	0.03 *	0.09	0.09	0.09 *

Net realized and unrealized gain (loss) on investments	0.95	3.82	6.49	(11.05)	1.08

Total from investment operations	0.96	3.85	6.58	(10.96)	1.17

Less distributions:
From net investment income	(0.07)	(0.10)	(0.10)	(0.02)	(0.12)

From net realized gain	–	–	–	(0.08)	(2.24)

Total distributions	(0.07)	(0.10)	(0.10)	(0.10)	(2.36)

Net asset value, end of year	$27.33	$26.44	$22.69	$16.21	$27.27

Total return	3.67%	16.98%	40.60%	(40.22%)	3.57%

Ratios/supplemental data:
Net assets, end of year (millions)	$343.7	$540.1	$699.6	$597.4	$638.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.15%	1.12%	1.07%	1.07%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.02%	0.12%	0.36%	0.55%	0.30%

Portfolio turnover rate**	85.70%	74.09%	100.19%	108.26%	86.61%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 44

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$43.42	$33.43	$22.42	$39.43	$38.36

Income (loss) from investment operations:
Net investment loss	(0.13)*	(0.21)	(0.12)*	–	(0.16)*

Net realized and unrealized gain (loss) on investments	1.33	10.20	11.13	(17.01)	2.48

Total from investment operations	1.20	9.99	11.01	(17.01)	2.32

Less distributions:
From net investment income	–	–	(0.00)**	–	–

From net realized gain	–	–	–	(0.00)**	(1.24)

From return of capital	–	–	–	–	(0.01)

Total distributions	–	–	–	(0.00)**	(1.25)

Net asset value, end of year	$44.62	$43.42	$33.43	$22.42	$39.43

Total return	2.76%	29.88%	49.13%	(43.13%)	5.81%

Ratios/supplemental data:
Net assets, end of year (millions)	$276.6	$466.5	$386.2	$299.0	$341.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.31%	1.30%	1.29%	1.22%	1.19%

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.65%)	(0.59%)	(0.43%)	(0.05%)	(0.38%)

Portfolio turnover rate***	127.86%	110.64%	144.92%	138.59%	111.93%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 45

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$35.65	$27.60	$18.67	$33.91	$39.16

Income (loss) from investment operations:
Net investment loss	(0.25)*†	(0.23)	(0.12)*	(0.08)	(0.20)

Net realized and unrealized gain (loss) on investments	1.51	8.28	9.05	(15.16)	(0.09)

Total from investment operations	1.26	8.05	8.93	(15.24)	(0.29)

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	–	–	(0.00)**	(4.93)

From return of capital	–	–	–	–	(0.03)

Total distributions	–	–	–	(0.00)**	(4.96)

Net asset value, end of year	$36.91	$35.65	$27.60	$18.67	$33.91

Total return	3.53%	29.17%	47.83%	(44.93%)	(2.01%)

Ratios/supplemental data:
Net assets, end of year (millions)	$1,302.9	$1,781.6	$1,880.7	$1,492.0	$3,011.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.26%	1.24%	1.21%	1.16%	1.16%

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.74%)	(0.65%)	(0.52%)	(0.29%)	(0.53%)

Portfolio turnover rate***	110.71%	112.96%	127.18%	126.86%	107.61%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

† Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 46

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$15.82	$14.22	$11.24	$16.18	$17.77

Income (loss) from investment operations:
Net investment income	0.17 *	0.16	0.20	0.26	0.29

Net realized and unrealized gain (loss) on investments	0.53	1.60	2.97	(4.64)	0.57

Total from investment operations	0.70	1.76	3.17	(4.38)	0.86

Less distributions:
From net investment income	(0.17)	(0.16)	(0.19)	(0.26)	(0.29)

From net realized gain	–	–	–	(0.30)	(2.16)

Total distributions	(0.17)	(0.16)	(0.19)	(0.56)	(2.45)

Net asset value, end of year	$16.35	$15.82	$14.22	$11.24	$16.18

Total return	4.22%	12.52%	28.35%	(27.35%)	4.38%

Ratios/supplemental data:
Net assets, end of year (millions)	$10.9	$39.7	$51.1	$41.9	$72.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.16%	1.16%	1.12%	1.03%	1.05%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	0.98%	1.13%	1.50%	1.85%	1.60%

Portfolio turnover rate**	77.20%	69.29%	84.74%	84.85%	68.22%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.07	$13.03	$12.33	$12.71	$12.38

Income from investment operations:
Net investment income	0.42	0.45	0.49	0.51	0.54

Net realized and unrealized gain (loss) on investments	0.33	0.15	0.70	(0.38)	0.33

Total from investment operations	0.75	0.60	1.19	0.13	0.87

Less distributions:
From net investment income	(0.43)	(0.45)	(0.49)	(0.51)	(0.54)

From net realized gain	(0.11)	(0.11)	–	–	–

Total distributions	(0.54)	(0.56)	(0.49)	(0.51)	(0.54)

Net asset value, end of year	$13.28	$13.07	$13.03	$12.33	$12.71

Total return	5.83%	4.62%	9.75%	1.11%	7.19%

Ratios/supplemental data:
Net assets, end of year (millions)	$109.0	$110.6	$130.7	$110.6	$103.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.72%	0.71%	0.70%	0.67%	0.69%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	3.14%	3.36%	3.80%	4.12%	4.38%

Portfolio turnover rate*	32.65%	40.18%	44.49%	19.84%	36.87%

*Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 48

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$26.67	$22.85	$16.29	$27.42	$28.59

Income (loss) from investment operations:
Net investment income	0.07 *	0.09 *	0.13 *	0.12	0.17 *

Net realized and unrealized gain (loss) on investments	0.95	3.85	6.54	(11.10)	1.09

Total from investment operations	1.02	3.94	6.67	(10.98)	1.26

Less distributions:
From net investment income	(0.09)	(0.12)	(0.11)	(0.07)	(0.18)

From net realized gain	–	–	–	(0.08)	(2.25)

Total distributions	(0.09)	(0.12)	(0.11)	(0.15)	(2.43)

Net asset value, end of year	$27.60	$26.67	$22.85	$16.29	$27.42

Total return	3.91%	17.31%	40.93%	(40.09%)	3.83%

Ratios/supplemental data:
Net assets, end of year (millions)	$567.7	$821.7	$848.6	$532.4	$454.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.92%	0.90%	0.88%	0.82%	0.82%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	0.28%	0.37%	0.62%	0.80%	0.55%

Portfolio turnover rate**	85.70%	74.09%	100.19%	108.26%	86.61%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 49

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$43.98	$33.78	$22.61	$39.67	$38.48

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.11)	(0.03)	0.06	(0.05)*

Net realized and unrealized gain (loss) on investments	1.35	10.31	11.22	(17.12)	2.49

Total from investment operations	1.34	10.20	11.19	(17.06)	2.44

Less distributions:
From net investment income	–	–	(0.02)	–	–

From net realized gain	–	–	–	(0.00)**	(1.24)

From return of capital	–	–	–	–	(0.01)

Total distributions	–	–	(0.02)	(0.00)**	(1.25)

Net asset value, end of year	$45.32	$43.98	$33.78	$22.61	$39.67

Total return	3.05%	30.20%	49.50%	(43.00%)	6.10%

Ratios/supplemental data:
Net assets, end of year (millions)	$672.5	$467.7	$312.4	$183.4	$282.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.06%	1.05%	1.04%	0.97%	0.94%

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.35%)	(0.34%)	(0.14%)	0.20%	(0.13%)

Portfolio turnover rate***	127.86%	110.64%	144.92%	138.59%	111.93%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 50

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$36.54	$28.22	$19.05	$34.50	$39.67

Income (loss) from investment operations:
Net investment loss	(0.16)*†	(0.13)	(0.06)*	(0.01)	(0.09)

Net realized and unrealized gain (loss) on investments	1.55	8.45	9.23	(15.44)	(0.12)

Total from investment operations	1.39	8.32	9.17	(15.45)	(0.21)

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	–	–	(0.00)**	(4.93)

From return of capital	–	–	–	–	(0.03)

Total distributions	–	–	–	(0.00)**	(4.96)

Net asset value, end of year	$37.93	$36.54	$28.22	$19.05	$34.50

Total return	3.80%	29.48%	48.14%	(44.77%)	(1.78%)

Ratios/supplemental data:
Net assets, end of year (millions)	$1,291.3	$1,445.2	$1,428.1	$999.3	$1,826.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.01%	0.99%	0.96%	0.91%	0.91%

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed or recouped	(0.47%)	(0.39%)	(0.26%)	(0.04%)	(0.28%)

Portfolio turnover rate***	110.71%	112.96%	127.18%	126.86%	107.61%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

† Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$15.91	$14.30	$11.30	$16.27	$17.86

Income (loss) from investment operations:
Net investment income	0.21	0.20	0.23	0.30	0.34

Net realized and unrealized gain (loss) on investments	0.53	1.61	2.99	(4.67)	0.56

Total from investment operations	0.74	1.81	3.22	(4.37)	0.90

Less distributions:
From net investment income	(0.21)	(0.20)	(0.22)	(0.30)	(0.33)

From net realized gain	–	–	–	(0.30)	(2.16)

Total distributions	(0.21)	(0.20)	(0.22)	(0.60)	(2.49)

Net asset value, end of year	$16.44	$15.91	$14.30	$11.30	$16.27

Total return	4.63%	12.81%	28.68%	(27.20%)	4.61%

Ratios/supplemental data:
Net assets, end of year (millions)	$32.0	$32.1	$30.3	$23.4	$25.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.91%	0.91%	0.87%	0.78%	0.80%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.23%	1.38%	1.75%	2.10%	1.85%

Portfolio turnover rate*	77.20%	69.29%	84.74%	84.85%	68.22%

*Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 52

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

HIGH YIELD PORTFOLIO Fiscal Year Ending March 31,

	2012	2011	2010

Net asset value, beginning of year	$12.06	$11.84	$10.00

Income from investment operations:
Net investment income	0.78	0.87	0.90

Net realized and unrealized gain on investments	0.12	0.63	1.91

Total from investment operations	0.90	1.50	2.81

Less distributions:
From net investment income	(0.78)	(0.87)	(0.89)

From net realized gain	(0.06)	(0.41)	(0.08)

Total distributions	(0.84)	(1.28)	(0.97)

Net asset value, end of year	$12.12	$12.06	$11.84

Total return	7.81%	13.21%	28.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$37.8	$16.0	$12.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73%	0.77%	0.95%
After fees waived and expenses absorbed	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	6.55%	7.20%	8.22%

Portfolio turnover rate**	42.05%	26.16%	67.89%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 53

Notes to Financial Statements

Rainier Funds

March 31, 2012

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of seven separate series of portfolios, six of which are included herein and include the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio, Intermediate Fixed Income Portfolio and High Yield Portfolio (each a “Portfolio” and collectively the “Funds”).

The Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The High Yield Portfolio seeks to earn a high level of current income. Capital appreciation is a secondary objective.

Each Portfolio (except the Intermediate Fixed Income Portfolio and High Yield Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Portfolio represent an equal pro rata interest in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Portfolio and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser pursuant to the Security Valuation Policy that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities when a price is not readily available or a significant market event has occurred that affects the price of a security. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Fair Value Committee is comprised solely of Independent Trustees of the Rainier Funds. The Fair Value Committee will monitor and

P / 54

review the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and make a determination as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Investment Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. As of March 31, 2012, there were no securities held in the Portfolios that required fair valuation by the Investment Adviser’s Pricing Committee in accordance with the Board-approved policy. See Note 5.

The Funds normally price their securities as follows: all equity securities that are traded on a national securities exchange are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and ask prices will be used. In the event such market quotations are not readily available for any securities or assets held in the Funds, fair value will be determined as set forth in the Security Valuation Policy.

Debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

P / 55

Notes to Financial Statements

Rainier Funds

March 31, 2012

companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the year ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2012, open tax years subject to examination included the tax years ended March 31, 2009, through 2011.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Accounting for Derivatives. Recent accounting pronouncements require the Funds to disclose additional information regarding the use of derivatives. This disclosure would include information regarding how and why each Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affected each Portfolio’s operations and financial position. Because the Funds hold no derivatives, the adoption of these accounting standards had no impact on the Funds’ financial statements.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

H) Line of Credit. During the year ended March 31, 2012, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2012, none of the Portfolios had a balance outstanding under

P / 56

the line of credit. During the year ended March 31, 2012, the Large Cap Equity Portfolio borrowed two times under the line of credit with a maximum duration of two days, maximum balance of $4.1 million, and paid $902 of interest expense. The Mid Cap Equity Portfolio borrowed one time for a duration of one day and balance of $16.3 million, and paid $1,476 of interest expense. The Small/Mid Cap Equity Portfolio borrowed three times with a maximum duration of one day, maximum balance of $3.3 million, and paid $660 of interest expense. The High Yield Portfolio borrowed one time for a duration of one day and balance of $2.4 million, and paid $212 of interest expense. The average of each borrowing for the period was $5.1 million. All borrowings were made at an interest rate of 3.25%. The Balanced Portfolio and Intermediate Fixed Income Portfolio did not borrow under the line of credit during the year ended March 31, 2012.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%
High Yield Portfolio	0.55%

B) Fee Waivers and Expense Caps Fee Waiver: Effective April 1, 1997, the Investment Adviser has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses, (indirect expenses resulting from investment in other investment companies) Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges (Note 7), will not exceed the following levels:

Large Cap Equity Portfolio	1.04%
Mid Cap Equity Portfolio	1.10%
Small/Mid Cap Equity Portfolio	1.23%
Balanced Portfolio	0.94%
Intermediate Fixed Income Portfolio	0.45%
High Yield Portfolio	0.65%

The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12. The agreement may be terminated at any time by the Board of Trustees upon 60 days notice to the Investment Adviser, or the Investment Adviser may decline to renew the contract with notice to the Board of Trustees at least 30 days before its annual expiration date.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Portfolio’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

P / 57

Notes to Financial Statements

Rainier Funds

March 31, 2012

Overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement.

At March 31, 2012, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$555,948
High Yield	$66,927

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	High Yield
2013	$178,564	$31,658
2014	$189,575	$17,118
2015	$187,809	$18,151

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Trust will be subject to an annual minimum fee of $650,000. The Funds are also subject to a $25,000 per Fund annual minimum except the High Yield Portfolio, which has a $10,000 annual minimum until December 31, 2012.

The Funds also pay sub-transfer agent fees to certain financial intermediaries.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser. Independent Trustees are compensated by the Trust at the total rate of $62,000 per year plus $3,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $74,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

The Adviser reimbursed the Balanced Portfolio for a trading error totalling $71,716. The trading error resulted from overselling securities within the Portfolio.

P / 58

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2012, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$997,127,687	$1,338,749,204
Mid Cap Equity	$1,166,144,508	$1,173,380,188
Small/Mid Cap Equity	$3,069,725,904	$3,761,327,165
Balanced	$43,680,452	$70,001,801
Intermediate Fixed Income	$25,963,277	$26,813,720
High Yield	$29,959,424	$9,043,068

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $2,850,729 and $9,739,294 and sold $4,356,763 and $15,955,186, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and High Yield Portfolio.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Funds have disclosed the applicable requirements of this accounting standard.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Portfolio’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

P / 59

Notes to Financial Statements

Rainier Funds

March 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2012:

Rainier Large Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,025,003,507	$–	$–	$1,025,003,507
Total Equity	1,025,003,507	–	–	1,025,003,507

Short-Term Investments	732,304			732,304
Total Investments in Securities	$1,025,735,811	$–	$–	$1,025,735,811

Rainier Mid Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$936,672,612	$–	$–	$936,672,612
Total Equity	936,672,612	–	–	936,672,612

Short-Term Investments	14,933,276			14,933,276
Total Investments in Securities	$951,605,888	$–	$–	$951,605,888

Rainier Small/Midcap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$2,594,391,680	$–	$–	$2,594,391,680
Total Equity	2,594,391,680	–	–	2,594,391,680

Short-Term Investments	8,916,271			8,916,271
Total Investments in Securities	$2,603,307,951	$–	$–	$2,603,307,951

P / 60

Rainier Balanced Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$26,585,491	$–	$–	$26,585,491
Total Equity	26,585,491	–	–	26,585,491
Fixed Income
Mortgage Pass-Through Securities	$–	$396,825	$–	$396,825
Federal Agency Obligations	–	5,277,892	–	5,277,892
Corporate Bonds	–	11,022,617	–	11,022,617
Total Fixed Income	–	16,697,334	–	16,697,334

Short-Term Investments	1,250,418	–	–	1,250,418
Total Investments in Securities	$27,835,909	$16,697,334	$–	$44,533,243

Rainier Intermediate Fixed Income Portfolio	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$–	$303,219	$–	$303,219
Mortgage Pass-Through Securities	–	1,655,627	–	1,655,627
Federal Agency Obligations	–	22,606,155	–	22,606,155
Corporate Bonds	–	82,064,741	–	82,064,741
Total Fixed Income	–	106,629,742	–	106,629,742

Short-Term Investments	1,410,157	–	–	1,410,157
Total Investments in Securities	$1,410,157	$106,629,742	$–	$108,039,899

Rainier High Yield Portfolio	Level 1	Level 2	Level 3	Total
Equity
Exchange Traded Funds	$4,995,214	$–	$–	$4,995,214
Total Equity	4,995,214	–	–	4,995,214
Fixed Income
Corporate Bonds	$–	$31,956,168	$–	$31,956,168
Total Fixed Income	–	31,956,168	–	31,956,168

Short-Term Investments	244,441			244,441
Total Investments in Securities	$5,239,655	$31,956,168	$–	$37,195,823

For the year ended March 31, 2012, there were no transfers between Level 1 and Level 2 in any of the Funds.

P / 61

Notes to Financial Statements

Rainier Funds

March 31, 2012

NOTE 6. INCOME TAXES

As of March 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield Portfolio
Cost of investments for tax purposes	$818,275,400	$812,600,181	$2,200,396,088	$37,037,080	$102,206,749	$35,305,092

Gross tax unrealized appreciation	221,786,512	155,459,583	472,670,112	7,896,435	5,934,519	1,984,638
Gross tax unrealized depreciation	(14,326,101)	(16,453,876)	(69,758,249)	(400,272)	(101,369)	(93,907)

Net tax unrealized appreciation on investments	207,460,411	139,005,707	402,911,863	7,496,163	5,833,150	1,890,731

Undistributed ordinary income	2,208,917	–	–	84,711	202,925	160,072
Undistributed long–term capital gains	–	–	–	810,235	472,081	328,100
Other accumulated losses	(62,934,745)	(76,728,710)	(533,619,000)	(65,021)	(50,262)	(13,267)

Total accumulated earnings (losses)	$146,734,583	$62,276,997	$(130,707,137)	$8,326,088	$6,457,894	$2,365,636

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	$(13,418)	$13,418	–
Mid Cap Equity	$(3,226,048)	$3,226,048	–
Small/Mid Cap Equity	$(21,160,654)	$23,351,316	$(2,190,662)
Balanced	–	$73,030	$(73,030)
Intermediate Fixed Income	–	$6,177	$(6,177)
High Yield Portfolio	–	–	–

P / 62

As of March 31, 2012, the Funds had capital loss carryovers, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield Portfolio
Capital Loss Carryovers -2018	$53,930,013	$75,719,599	$531,825,400	–	–	–
Post-October Losses	$8,741,786	–	–	–	–	–
Late Year Ordinary Losses	–	$938,222	$1,324,544	–	–	–

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2012, were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Large Cap Equity	$3,844,601	–	$6,491,298	–
Mid Cap Equity	–	–	–	–
Small/Mid Cap Equity	–	–	–	–
Balanced	$762,625	–	$934,674	–
Intermediate Fixed Income	$3,842,635	$698,481	$4,105,050	$924,007
High Yield Portfolio	$1,530,060	$136,005	$1,515,636	$44,609

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2011.

NOTE 7. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan. The Institutional Shares of the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and High Yield Portfolio do not pay any fees under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering

P / 63

Notes to Financial Statements

Rainier Funds

March 31, 2012

of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 8. ACCOUNTING PRONOUNCEMENTS

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss;

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains; and

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

P / 64

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Rainier Investment Management Mutual Funds (the “Funds”) comprising the Large Cap Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced, Intermediate Fixed Income, and High Yield Portfolios, including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2008 were audited by other auditors whose report, dated May 20, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 16, 2012

P / 65

General Information

Rainier Funds

March 31, 2012

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2012, designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 100.00% and Balanced Portfolio 58.81%.

The percentage of dividend income distributed for the year ended March 31, 2012, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 100.00% and Balanced Portfolio 54.40%.

The percentage of taxable ordinary income distributed for the year ended March 31, 2012, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Intermediate Fixed Income 5.73% and High Yield Portfolio 1.36%.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

P / 66

Trustee and Officer Information

Rainier Funds

March 31, 2012

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 7, None

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 7, None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 7, None

James R. Margard

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1996

Peter M. Musser

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1994

Lisa M. Thenell

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Chris E. Kashmerick

2020 E. Financial Way, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, June 2011, Vice President of Fund Accounting and Administration, Huntington Asset Services, 2008-2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005-2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 67

Directory of Funds’ Service Providers

Rainier Funds

March 31, 2012

INVESTMENT ADVISER

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100 Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

P / 68

Index Descriptions

The Standard & Poor’s 500 Index® (S&P 500 Index) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.6 billion to $411.2 billion as of May 31, 2011.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.6 billion to $18.3 billion as of May 31, 2011.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.6 billion to $18.3 billion as of May 31, 2011.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $130 million to $7.1 billion as of May 31, 2011.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $130 million to $7.1 Billion as of May 31, 2011.

The Balanced Index is computed by the Investment Adviser and consists of 60% S&P 500 Index, 35% Barclays Capital U.S. Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is composed of all qualifying securities that represent the High Yield Market; including corporate bonds and distressed securities.

The Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Master II Index rated BB+ through B.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

P / 69

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management Inc., the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

P / 70

This document has been included for your reference and is not part of the Annual Report

This page is intentionally left blank.

P / 71

This page is intentionally left blank.

P / 72

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RAINIER FUNDS    March 31, 2012

Annual Report

International Discovery Fund

RAINIER FUNDS    March 31, 2012

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier International Discovery Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

P / 1

This page is intentionally left blank.

P / 2

Letter to Shareholders

Dear Shareholders,

As President and Chief Executive Officer of the Rainier Investment Management Mutual Funds (“Rainier Funds”, “Portfolio” or “Fund”), I would like to express our appreciation for your valued investment in the Rainier International Discovery Fund (RAIIX). This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2012.

The Fund, an international small-cap equity Portfolio, began operation on March 28, 2012 and is led by Henrik Strabo, Rainier’s Head of International Investments. This Report contains the financial statements and the Fund’s investment holdings. You will also see commentary for the Fund, followed by investment total returns. Finally, this Annual Report contains an Independent Auditor’s Report written by Deloitte & Touche LLP.

Since the inception of our Fund family in 1994, our primary objective has always been to search for quality growth companies with competitive advantages, financial strength and reasonable valuations. We believe the addition of the Rainier International Discovery Fund exemplifies our commitment to this goal, along with our legacy of implementing high-quality equity and fixed income strategies for our clients.

Thank you again for your trust and confidence in Rainier and investment in the Rainier Funds.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

P / 3

Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER

The Investment Adviser to the Fund is Rainier Investment Management, Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $16.4 billion of discretionary assets.

INTERNATIONAL EQUITY MARKET COMMENTS

We see significant investment opportunities outside the United States in both developed, as well as developing countries and have invested in most regions and sectors. In particular, we have found an abundance of opportunities in the developing markets as the emergence of a large middle-class creates a powerful shift in consumer patterns and infrastructure. With the developing world continuing to lead global economic growth, we believe companies with such exposure have strong potential for sustainable longer-term earnings growth. Specifically, we are emphasizing investment opportunities in technology, consumer discretionary and health care. Despite continuing economic and political uncertainty in parts of the world, we feel there could be continued earnings growth for the remainder of 2012. With a diverse selection of international opportunities, we are confident in the earnings growth of our investments, offering a favorable environment for stock appreciation.

Earnings growth is not a measure of the fund’s future performance.

P / 4

PORTFOLIO INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Fund began operation on March 28, 2012 and outperformed the MSCI AC World Index ex US Small Cap, returning 0.20% for the period ended March 31, 2012, compared to 0.07% for the index.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2012

Since Inception
International Discovery Fund	0.20%
MSCI AC World Index ex U.S. Small Cap Net TR	0.07%
Consumer Price Index	0.00%

Gross and Net Expense Ratios are 2.36% and 1.25% respectively, as of 3/28/12, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk; principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund will invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Short Term performance, in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 26 for index descriptions.

P / 5

Fund Expenses

Rainier Funds

March 31, 2012 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, distribution, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested 3/28/12 and held for the entire period from 3/28/12 to 3/31/12.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the table under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTERNATIONAL DISCOVERY FUND

Expenses Example

	Actual Performance*	Hypothetical Performance** (5% return before expenses)
Beginning Account Value	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,002.00	$1,018.75
Expenses Paid during Period	$0.10	$6.31

* Actual expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal period (3), then divided by the number of days in the fiscal year (366) to reflect the most recent fiscal period end since the Fund commenced operations in March 28, 2012.

** Hypothetical expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period commencing October 1, 2011, multiplied by 183/366 to reflect information had the Fund been in operation for the entire fiscal half year.

P / 6

SCHEDULES OF INVESTMENTS March 31, 2012

Rainier International Discovery Fund

Sector Representation as of March 31, 2012 (% of net assets)

COMMON STOCKS (87.8%)
	Shares	Value
AUSTRALIA (2.0%)
Campbell Brothers Ltd.	1,264	$88,025
Iluka Resources Ltd.	7,581	139,701
Total Australia		227,726

AUSTRIA (2.5%)
Andritz AG	1,454	142,299
Kapsch TrafficCom AG	1,599	135,420
Total Austria		277,719

CANADA (6.9%)
Alamos Gold, Inc.	6,200	113,812
Calfrac Well Services Ltd.	3,800	106,291
Dollarama, Inc.	4,100	191,220
Finning International, Inc.	3,900	107,407
Major Drilling Group International, Inc.	8,000	132,739
SXC Health Solutions Corp.*	1,500	112,697
Total Canada		764,166

CHINA (2.1%)
AAC Technologies Holdings, Inc.	28,000	76,080
Biostime International Holdings Ltd. 3/4	21,000	54,031
Mindray Medical International Ltd.	1,600	52,752
Prince Frog International Holdings Ltd.	134,000	49,524
Total China		232,387

	Shares	Value

DENMARK (3.5%)
Chr. Hansen Holdings A/S	5,407	$139,936
Coloplast A/S	483	83,624
FLSmidth & Co. A/S	2,317	162,619
Total Denmark		386,179

FRANCE (5.5%)
Cie Generale de Geophysique - Veritas SA*	3,646	107,903
Eurofins Scientific SA	1,635	178,374
Imerys SA	1,347	81,903
Ingenico SA	2,825	136,787
Zodiac Aerospace SA	1,055	109,849
Total France		614,816

GERMANY (9.3%)
Carl Zeiss Meditec AG	3,430	83,258
Dialog Semiconductor plc*	6,776	165,516
Duerr AG	1,756	111,783
Gerry Weber International AG	3,533	135,564
Hugo Boss AG	1,180	136,006
Leoni AG	1,056	54,927
Wirecard AG	14,253	271,358
XING AG	1,101	80,763
Total Germany		1,039,175

The accompanying notes are an integral part of these financial statements.

P / 7

SCHEDULES OF INVESTMENTS

Rainier International Discovery Fund

continued

	Shares	Value

HONG KONG (4.7%)
MGM China Holdings Ltd.	74,400	$135,855
Techtronic Industries Co.	160,000	216,340
Vinda International Holdings Ltd.	111,000	171,527
Total Hong Kong		523,722

INDONESIA (2.7%)
AKR Corporindo Tbk PT	118,000	55,490
Indomobil Sukses Internasional Tbk PT*	50,000	82,568
Kalbe Farma Tbk PT	218,000	84,634
Mitra Adiperkasa Tbk PT	114,500	79,514
Total Indonesia		302,206

IRELAND (1.3%)
James Hardie Industries SE	10,431	82,982
Paddy Power plc	888	55,924
Total Ireland		138,906

ITALY (1.5%)
Pirelli & C. SpA	6,919	82,313
Prysmian SpA	4,551	79,999
Total Italy		162,312

JAPAN (14.2%)
Anritsu Corp.	8,000	104,772
Autobacs Seven Co. Ltd.	3,400	163,900
JGC Corp.	4,000	123,958
Message Co. Ltd.	36	107,735
Nabtesco Corp.	2,600	53,338
NET One Systems Co. Ltd.	15,000	182,856
Nexon Co. Ltd.	4,900	85,367
PARK24 Co. Ltd.	12,700	171,083
Pigeon Corp.	3,700	137,906
Sanrio Co. Ltd	3,500	136,583
Start Today Co. Ltd	3,400	62,643
Taiheiyo Cement Corp.	38,000	84,475
Ubic, Inc.	480	52,773
United Arrows Ltd.	5,400	113,193
Total Japan		1,580,582

NETHERLANDS (1.3%)
Gemalto NV	2,159	142,505
Total Netherlands		142,505

	Shares	Value

NORWAY (0.7%)
Electromagnetic GeoServices ASA*	26,615	$78,517
Total Norway		78,517

PHILIPPINES (2.7%)
Alliance Global Group, Inc.	274,200	80,469
Manila Water Co., Inc.	204,800	110,664
Security Bank Corp.	16,900	56,287
Universal Robina Corp.	37,130	54,482
Total Philippines		301,902

SINGAPORE (1.5%)
Ezion Holdings Ltd.	107,000	83,843
Raffles Medical Group Ltd.	44,000	81,206
Total Singapore		165,049

SOUTH AFRICA (4.0%)
Barloworld Ltd.	10,972	143,004
Capitec Bank Holdings Ltd.	5,175	138,297
Mr. Price Group Ltd.	13,642	167,772
Total South Africa		449,073

SWEDEN (3.8%)
Axis Communications AB	2,091	56,575
Elekta AB	3,845	194,638
Getinge AB	2,985	85,005
Hexpol AB	2,518	85,636
Total Sweden		421,854

SWITZERLAND (2.0%)
Dufry AG*	1,282	167,582
Swissquote Group Holdings SA	1,421	54,938
Total Switzerland		222,520

THAILAND (2.8%)
Bangkok Dusit Medical Services PCL	29,200	82,110
Bank of Ayudhya PCL	93,700	82,006
Dynasty Ceramic PCL	26,700	56,472
Major Cineplex Group PCL	145,900	85,129
Total Thailand		305,717

P / 8

	Shares	Value

UNITED KINGDOM (12.8%)
Aberdeen Asset Management plc	52,743	$216,811
Aegis Group plc	18,982	56,108
Afren plc*	25,622	54,670
Ashmore Group plc	27,409	161,113
Ashtead Group plc	19,526	80,702
Bunzl plc	5,172	83,057
Croda International plc	4,084	137,571
Fenner plc	23,115	160,274
Imagination Technologies Group plc*	7,376	80,756
Intertek Group plc	2,077	83,419
John Wood Group plc	4,835	55,411
Premier Oil plc*	17,166	107,713
Telecity Group plc*	11,939	140,740
Total United Kingdom		1,418,345

TOTAL COMMON STOCKS
(Cost $9,730,488)		$9,755,378

EXCHANGE TRADED FUND (1.2%)

BRAZIL (1.2%)
Market Vectors Brazil Small-Cap ETF	3,100	136,183
TOTAL EXCHANGE TRADED FUND
(Cost $135,765)		$136,183

PARTICIPATORY NOTES ** (3.8%)

SOUTH KOREA (2.0%)
Mando Corp.	560	82,291
Doosan Infracore Co. Ltd.	4,260	81,963
Eugene Technology Co. Ltd.	1,700	56,339
Total South Korea		220,593

TAIWAN (1.8%)
Hiwin Technologies Corp.	8,000	$90,261
PChome Online, Inc.	19,000	107,184
Total Taiwan		197,445

TOTAL PARTICIPATORY NOTES (Cost $418,453)		$418,038

Shares	Value
TOTAL INVESTMENTS (92.8%)
(Cost $10,284,706)	$10,309,599

OTHER ASSETS IN EXCESS OF LIABILITIES (7.2%)	798,262

TOTAL NET ASSETS (100.0%)	$11,107,861

Country Diversification	Percentage
Japan	14.2%
United Kingdom	12.8%
Germany	9.3%
Canada	6.9%
France	5.5%
Hong Kong	4.7%
South Africa	4.0%
Sweden	3.8%
Denmark	3.5%
Thailand	2.8%
Indonesia	2.7%
Philippines	2.7%
Austria	2.5%
China	2.1%
Australia	2.0%
South Korea	2.0%
Switzerland	2.0%
Taiwan	1.8%
Italy	1.5%
Singapore	1.5%
Ireland	1.3%
Netherlands	1.3%
Brazil	1.2%
Norway	0.7%
TOTAL PORTFOLIOS	92.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	7.2%

TOTAL NET ASSETS	100.0%

* Non-income producing security.

** Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets. In addition to normal risks associated with direct investment, P-notes are also subject to counterparty risk. The performance results of P-notes will not exactly replicate the performance of the underlying securities due to transaction costs and other expenses.

The accompanying notes are an integral part of these financial statements.

P / 9

Statement of Assets and Liabilities

Rainier Funds

March 31, 2012

INTERNATIONAL DISCOVERY FUND
ASSETS
Investments in securities, at cost	$10,284,706

Investments in securities, at value (Note 2, 5)	$10,309,599
Cash	9,301,839
Receivables
Investment securities sold	23,365
Dividends and interest	1,438
Prepaid expenses	34,071

Total assets	19,670,312

LIABILITIES
Payables
Investment securities purchased	8,527,251
Due to Investment Adviser (Note 3)	403
Due to Investment Adviser – Offering Costs	34,071
Accrued expenses	726

Total liabilities	8,562,451

Net Assets	$11,107,861

COMPONENTS OF NET ASSETS
Paid-in capital	$11,082,000
Accumulated undistributed net investment income	329
Accumulated undistributed net realized loss on investments	(4,151)
Net unrealized appreciation on:
Investments	24,893
Foreign currency	4,790

Net assets	$11,107,861

Institutional shares
Net assets applicable to shares outstanding	$11,107,861
Shares outstanding	1,108,200
Net asset value, offering and redemption price per share	$10.02

P / 10

The accompanying notes are an integral part of these financial statements.

Statement of Operations

Rainier Funds

For the period ending March 31, 2012

INTERNATIONAL DISCOVERY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $252	$1,429

Total income	1,429

Expenses
Investment advisory fees (Note 3)	903
Administration fees* (Note 3)	342
Offering costs	282
Audit fees	175
Reports to shareholders	124
Registration expense	69
Miscellaneous expense	7
Trustee fees (Note 3)	4
Legal fees	3
Compliance fees	2

Total expenses	1,911
Less: fees waived and expenses absorbed (Note 3)	(782)

Net expenses	1,129

Net investment income	300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(4,122)
Net change in unrealized appreciation / depreciation on:
Investments	25,308
Foreign currency	4,790
Participatory notes	(415)

Net realized and unrealized gain on investments	25,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,861

* Includes administrator, transfer agency, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 11

Statements of Changes in Net Assets

Rainier Funds

March 31, 2012

March 28, 2012* through March 31, 2012	INTERNATIONAL DISCOVERY FUND
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$300
Net realized loss on investments	(4,122)
Net change in unrealized appreciation/ depreciation on investments, foreign currency and participatory notes	29,683

Increase in net assets resulting from operations	25,861

Distributions to shareholders
From net investment income
Institutional shares	–
From net realized gain on investments sold
Institutional shares	–

Decrease in net assets from distributions	–

Capital share transactions
Proceeds from shares sold
Institutional shares	11,082,000
Proceeds from shares reinvested
Institutional shares	–
Cost of shares redeemed
Institutional shares	–

Net increase from capital share transactions	11,082,000

Net increase in net assets	11,107,861
NET ASSETS
Beginning of period	–

End of period	$11,107,861

Accumulated undistributed net investment income	$329

Institutional shares
Shares sold	1,108,200
Shares issued on reinvestment of distributions	–
Shares redeemed	–

Net increase in shares outstanding	1,108,200

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

P / 12

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier International Discovery Fund

For a capital share outstanding throughout the period

March 28, 2012* through March 31, 2012

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.00**

Net realized and unrealized gain on investments	0.02

Total from investment operations	0.02

Less distributions:
From net investment income	–

From net realized gain	–

Total distributions	–

Net asset value, end of period	$10.02

Total return	0.20%+

Ratios/supplemental data:
Net assets, end of period (millions)	$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.12%***
After fees waived and expenses absorbed	1.25%***

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.33%***

Portfolio turnover rate	0.23%+

+ Not annualized.

* Commenced operations on March 28, 2012.

** Less than $0.01 per share.

*** Annualized.

The accompanying notes are an integral part of these financial statements.

P / 13

Notes to Financial Statements

Rainier Funds

March 31, 2012

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of seven separate series of portfolios, one of which, the International Discovery Fund (“Fund”) is included herein. The Fund began operations on March 28, 2012.

The International Discovery Fund seeks long-term capital appreciation.

The Fund offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the Institutional Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser pursuant to Security Valuation Procedures that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities when a price is not readily available or a significant market event has occurred that affects the price of a security. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Fair Value Committee is comprised solely of Independent Trustees of the Rainier Funds. The Fair Value Committee will monitor and review the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and make a determination as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Fund prices its securities as follows: all equity securities that are traded on a national securities exchange are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and ask prices will be used. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. The Fund’s have contracted with the primary

P / 14

pricing service to provide evaluated prices for p-notes. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Trustees. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held in the Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the NYSE closing exchange rate, which approximates market value. In the event such market quotations are not readily available for any securities or assets held in the Funds, fair value will be determined as set forth in the Security Valuation Policy.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Investment Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. When market quotations are not available, deemed not suitable or a significant event has occurred, this security shall be fair valued by the Adviser’s Pricing Committee in accordance with the Security Valuation Policy. As of March 31, 2012, there were no securities held in the Fund that required fair valuation by the Investment Adviser’s Pricing Committee in accordance with the Board-approved procedures. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund

P / 15

Notes to Financial Statements

Rainier Funds

March 31, 2012

recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund did not have any open tax years prior to March 31, 2012.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Fund bears the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

G) Accounting for Derivatives. The Fund is required to disclose additional information regarding use of derivatives. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

The Fund uses participatory notes to allow for indirect investment in foreign securities without registration in those markets. The shares held in participatory notes as of March 31, 2012 are representative of the average volume held during the period. See Note 6.

P / 16

H) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

I) Line of Credit. During the period ended March 31, 2012, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. The Fund did not borrow under the line of credit during the period ended March 31, 2012.

NOTE 3. COMMITMENTS, OTHER RELATED·PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Fund will pay an investment advisory fee of 1.00% of average daily net assets.

B) Expense Caps. Although not required to do so, the Investment Adviser has contractually agreed to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed 1.25%.

The expense limitation is based on the average daily net assets of the Fund and excludes acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13. The agreement may be terminated at any time by the Board of Trustees upon 60 days notice to the Investment Adviser, or the Investment Adviser may decline to renew the contract with notice to the Board of Trustees at least 30 days before its annual expiration date.

Expenses reimbursed by the Investment Adviser may be recouped from the Fund. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for the Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement.

At March 31, 2012, the amount available for recoupment that has been paid and/or waived by the Investment Adviser on behalf of the Fund is $782.

The Investment Adviser may recapture a portion of the following amounts no later than March 31st of the years stated below:

2015         $782

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund

P / 17

Notes to Financial Statements

Rainier Funds

March 31, 2012

Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Trust will be subject to an annual minimum fee of $650,000. The Fund will not be subject to the $25,000 per Fund annual minimum for the first 12 months of operation.

The Fund also pays global custody fees based on the assets and number of transactions in each country in which the Fund invests.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser. Independent Trustees are compensated by the Trust at the total rate of $62,000 per year plus $3,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Fund and the other portfolios of the Trust. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $74,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Fund recognizes as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. government securities, for the period ended March 31, 2012, were $10,312,222 and $23,365, respectively.

There were no purchases or sales of U.S. government securities by the International Discovery Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons

P / 18

for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Fund has disclosed the applicable requirements of this accounting standard.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments based on the major classification in the Schedules of Investments as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$9,755,378	$–	$–	$9,755,378
Exchanged Traded Fund	136,183	–	–	136,183
Participatory Notes	–	$418,038	–	418,038
Total Equity	9,891,561	418,038	–	10,309,599
Total Investments in Securities	$9,891,561	$418,038	$–	$10,309,599

For the period ended March 31, 2012, there were no transfers between Level 1 and Level 2 in the Fund.

NOTE 6. OTHER DERIVATIVE INFORMATION

At March 31, 2012, the Fund had invested in derivative contracts reflected on the Statement of Assets and Liabilities as follows:

	Statement of Assets & Liabilities Location	Fair Value Amount
Equity Contracts - Participatory Notes	Investments, at value	$418,038

P / 19

Notes to Financial Statements

Rainier Funds

March 31, 2012

For the period ended March 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity Contracts - Participatory Notes	$ –		$(415)

NOTE 7. INCOME TAXES

As of March 31, 2012, the components of distributable accumulated earnings on a tax basis were as follows:

International Discovery Fund
Cost of investments for tax purposes	$10,284,706

Gross tax unrealized appreciation	94,102
Gross tax unrealized depreciation	(69,209)

Net tax unrealized appreciation on investments	24,893

Undistributed ordinary income	329
Undistributed long–term capital gains	–
Other accumulated losses	639

Total accumulated earnings	$25,861

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
International Discovery Fund	$ –	$29		$(29)

As of March 31, 2012, the Funds had post-October losses and capital loss carryovers as shown in the table below:

International Discovery Fund
Capital Loss Carryovers -2018	$–
Post-October Losses	$4,151

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

P / 20

The tax components of distributions paid during the period ended March 31, 2012, were as follows:

Period ended March 31, 2012
	Ordinary Income	Long-term Capital Gain
International Discovery Fund	–	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2012.

NOTE 8. ACCOUNTING PRONOUNCEMENTS

In December 22, 2010, the Regulated Investment Company Modernization Act of 2010 ( the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss;

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains; and

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

P / 21

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s International Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities of Rainier Investment Management Mutual Fund’s International Discovery Portfolio (the “Fund”), including the schedule of investments, as of March 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 28, 2012 (commencement of operations) through March 31, 2012, These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 28, 2012 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 16, 2012

P / 22

General Information

Rainier Funds

March 31, 2012

TAX INFORMATION

For the year ended March 31, 2012, the Rainier International Discovery Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follow:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$252	$0.0002	100.00%

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund’s proxy voting policies and procedures and voting records, without charge, upon request by contacting the Fund directly at 1-800-248-6314, on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

P / 23

Directory of Fund Service Providers

Rainier Funds

March 31, 2012

INVESTMENT ADVISER

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

P / 24

Trustee and Officer Information

Rainier Funds

March 31, 2012

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Funds in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 7, None

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 7, None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, Chief Executive Officer, and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 7, None

James R. Margard

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1996

Peter M. Musser

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1994

Lisa M. Thenell

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Chris E. Kashmerick

2020 E. Financial Way, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, June 2011, Vice President of Fund Accounting and Administration, Huntington Asset Services, 2008-2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005-2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 25

Index Descriptions

The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. Small Cap Net TR is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged. It is not possible to invest directly in an index.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The indices are not available for investment and do not incur charges or expenses.

P / 26

601 Union Street, Suite 2801 Seattle, WA 98101

TF.
800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act File number is 811-8270.

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management Inc., the Investment Adviser
to the Funds, collect non-public information about you from the following sources:

•

Information we receive from applications or other forms;

•

Information we receive from you through our website or email communication;

•

Information you may give us orally; and

•

  Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

P / 27

This document has been included for your reference and is not part of the Annual Report

This page is
intentionally left blank.

P / 28

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined
that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of
Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2012 and 2011. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 03/31/2012

FYE 03/31/2011

Audit Fees

$140,280

$126,000

Audit-Related Fees

None

None

Tax Fees

$20,000

$18,000

All Other Fees

None

None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 03/31/2012

FYE 03/31/2011

Audit-Related Fees

0%

0%

Tax Fees

0%

0%

All Other Fees

0%

0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table
indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees

FYE 3/31/2012

FYE 3/31/2011

Registrant

$20,000

$18,000

Registrant’s Investment Adviser

None

None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating
committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation
to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                Rainier Investment Management Mutual
Funds

                By /s/ Melodie B.
Zakaluk

                        Melodie B. Zakaluk

                        Chief
Executive Officer, President, Chief Financial Officer and Treasurer

                Date  June 7,
2012

Pursuant to the requirements of the Securities
Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                Rainier Investment Management Mutual Funds

                By /s/ Melodie B.
Zakaluk

                        Melodie B. Zakaluk

                        Chief
Executive Officer, President, Chief Financial Officer and Treasurer

                Date  June 7,
2012